SHARE EXCHANGE AGREEMENT

                                  by and among

                        COMPOSITE TECHNOLOGY CORPORATION

                                    ("BUYER")

                                       and

                                 SHAREHOLDERS OF

                                  EU ENERGY PLC

                              ("EUE SHAREHOLDERS")

                                       and

                                 Michael Porter

                          Effective Date: June 2, 2006

                            SHARE EXCHANGE AGREEMENT

         This Share Exchange Agreement (this "Agreement") is entered into as of June 2, 2006, by and among COMPOSITE TECHNOLOGY CORPORATION, a Nevada corporation (the "Buyer") and certain of the persons who are shareholders of EU Energy plc., a U.K. public company registered in England and Wales under company number 05026943 proposing to re-register as a private limited company (the "Parent Company"), set forth in Schedule B (each referred to as a "EUE Shareholder" or a "Seller," and collectively as the "EUE Shareholders" or the "Sellers"), including without limitation, Stephen Bircher, Rayna Limited, Keeley Services Limited, Wellsford Management Limited, and Laikadog Holdings Limited, and Michael Porter (these five shareholders and Porter shall be referred to as "Major Shareholders").


                                R E C I T A L S:


         WHEREAS, the EUE Shareholders collectively own at least 95% of the issued and outstanding shares of common stock of the Parent Company;

         WHEREAS, the Parent Company owns 100% of the issued and outstanding capital stock of DeWind Holdings Limited, a United Kingdom company registered in England and Wales under company number 05309221 ("DeWind UK"), EU Energy Wind Ltd., a United Kingdom company registered in England and Wales under company number 04942587 ("EUE Wind"), EU Energy North America Inc, a Nevada company ("EUE US"), and EU Energy Service & Maintenance GmbH, a German company ("EUE Maintenance");

          WHEREAS, the Parent Company, through DeWind UK, owns all of the issued and outstanding stock of DeWind GmbH, a German company ("DeWind GmbH") and Direcktwind GmbH, a German company ("Direcktwind"), and Parent Company owns 75% of the issued and outstanding stock of EU Energy WingPower Ltd., a U.K. company ("EUE WingPower"), and owns indirectly EU Energy Canada Limited, a Canadian company ("EUE Canada"), and EU Energy Wind Turbines GmbH, a German corporation ("EU Turbines", and along with DeWind UK, EUE Wind, EUE US, EUE Maintenance, DeWind GmbH, Direcktwind, EUE Canada, and EUE WingPower, and the Parent Company, the "EUE Companies");

         WHEREAS, Buyer desires to acquire from the Sellers, and the Sellers desire to sell to Buyer, the issued and outstanding capital stock of the Parent Company listed against such Sellers name in Schedule B (the "Parent Company Shares") in exchange for newly-issued shares of Buyer common stock ("Buyer Shares"), subject to the terms and conditions contained herein ("Share Exchange");

          WHEREAS, the Major Shareholders hold more than 73.895% of the outstanding common stock of the Parent Company and hereby intend to make certain representations and warranties regarding the EUE Companies and to agree to certain transferability restrictions of their Buyer Shares during the first year following the date of Closing;

         NOW, THEREFORE, in consideration of the premises, agreements and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and in reliance upon the mutual representations and warranties contained herein, the parties hereto agree as follows:


                                A G R E E M E N T


                                    ARTICLE I
                                   DEFINITIONS


         1.1 Certain Definitions. Capitalized terms used in this Agreement but not defined in the body hereof shall have the meanings ascribed to them in Exhibit A. Capitalized terms defined in the body of this Agreement are listed in Exhibit A by location herein.


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Share Exchange Agreement - CTC & Shareholders of EU Energy plc            Page 2
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                                   ARTICLE II
                           PURCHASE AND SALE; CLOSING

         2.1 Transfer of Parent Company Shares. Upon the terms and subject to the conditions of this Agreement, at the Closing:

                  (a) the Sellers shall sell, transfer, assign, convey and deliver to the Buyer the Parent Company Shares; and

                  (b) in exchange for the Parent Company Shares, the Buyer shall issue to Sellers the Buyer Shares (as defined below).

         2.2 Share Exchange.

                  (a) Each Seller shall receive stock certificates representing three (3) Buyer Shares for every two (2) Parent Company Shares held ("Buyer Share Certificates") such Buyer Shares to be issued to the Sellers as set out in Schedule A. If the Sellers were to deliver 100% of the outstanding Parent Company Shares, then the total consideration to be paid by the Buyer to the Sellers for the sale, transfer, assignment, conveyance and delivery of the Parent Company Shares, shall be the issue of Thirty Nine Million, One Hundred Sixty Nine Thousand Six Hundred Sixty Five (39,169,665) shares of the Buyer's common stock ("Buyer Shares").

                  (b) Buyer Shares issued to the Major Shareholders shall be subject to a Lock-up agreement with indemnification obligations called an EU Energy Principals' Agreement set forth in Exhibit B.

                  (c) The Parties have agreed that the value of all outstanding Parent Company Shares shall be fixed and based on the closing trading price of the Buyer Shares on 11 May 2006 and that such value is approximately $60.7 million. Any subsequent increase or decrease in the share price shall not affect the exchange of shares as contemplated herein.


                                   ARTICLE III
                           CLOSING; CLOSING DELIVERIES


         3.1 Closing. The closing of the purchase and sale of the Parent Company Shares (the "Closing") shall take place at the offices of Richardson & Patel LLP, 10900 Wilshire Boulevard, Suite 500, Los Angeles, California, 90024, at any time commencing at 9:00 a.m., Los Angeles time, on July 3, 2006 or a date mutually agreed upon by the parties (the "Closing Date").

         3.2 Seller Deliveries. At the Closing, the Sellers shall deliver or cause to be delivered to the Buyer:

                  (a) EUE Companies Share Certificates (or indemnity for lost share certificates) and stock transfer forms. Certificates representing the Parent Company Shares (or indemnity for lost share certificates), and stock transfer forms duly endorsed by the Seller to the Buyer or accompanied by separate powers sufficient for the transfer of all of the Sellers' right, title and interest in such Parent Company Shares to Buyer;

                  (b) EUE Companies Secretary Certificates. Certificates, dated the Closing Date, signed by the Chief Executive Officer of each EUE Company (i) attaching certified copies of the EUE Organizational Documents applicable to such EUE Company, and (ii) certifying that all director, shareholder and other actions required to authorize and approve the execution and delivery of this Agreement and the other documents and agreements provided for herein and the transactions contemplated hereby and thereby have been taken and setting forth copies of such actions;

                  (c) Approvals and Consents. Copies of all permits, consents or approvals of third parties or Governmental Authorities, the granting of which are necessary for the consummation of the transactions contemplated herein or for preventing the termination of any right, privilege, license, permit, certificate or agreement of the EUE Companies upon the consummation of the transactions contemplated herein;


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Share Exchange Agreement - CTC & Shareholders of EU Energy plc            Page 3
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                  (d) Public  Certificates.  Copies of certificates of existence and good standing for each of the EUE Companies issued by the appropriate public officials of Germany, the United Kingdom and the State of Nevada (USA), as applicable, each dated within ten (10) Business Days prior to Closing;

                  (e) Resignations. The written resignations of each director and officer (or the equivalent in any relevant jurisdiction) of each of the EUE Companies incorporated under U.K. law other than EUE WingPower set forth on
Schedule 3.2(e);

                  (f) EU Energy Principals' Agreement. Stephen Bircher and Michael Porter shall have executed the EU Energy Principals' Agreement set forth as Exhibit B.

                  (g) Appointments. The appointment of Benton Wilcoxon to the board of the Parent Company and the appointment of not less than one (1) reasonably acceptable Buyer nominated person to the board of any other of the EUE Companies as may be required by the Buyer at Closing;

                  (h) Legal Opinion. Sellers shall cause an opinion of counsel to be delivered to Buyer substantially in the form set forth in Exhibit C;

                  (i) Other Documents. All other documents reasonably requested by Buyer to be delivered by the Sellers in connection with the consummation of the transactions contemplated by this Agreement.

         3.3 Buyer Deliveries. At the Closing, Buyer shall deliver or cause to be delivered:

                  (a) Buyer Shares. Stock certificates representing Buyer Shares in the names of such of the Sellers as have agreed to sell their holding of Parent Company Shares as of Closing in accordance with Section 2.2.

                  (b) Buyer Secretary Certificate. A certificate, dated the Closing Date, signed by the secretary of Buyer certifying on behalf of Buyer that all corporate actions by Buyer required to authorize and approve the execution and delivery of this Agreement and the other documents and agreements provided for herein and the transactions contemplated hereby and thereby have been taken and setting forth copies of such corporate actions;

                  (c) Approvals and Consents. Copies of all permits, consents or approvals of third parties or Governmental Authorities, the granting of which are necessary for the consummation of the transactions contemplated herein; and

                  (d) Other Documents. All other documents reasonably requested by the Sellers to be delivered by Buyer in connection with the consummation of the transactions contemplated by this Agreement.


                                   ARTICLE IV
                     REPRESENTATIONS AND WARRANTIES RELATING
                             TO EACH EUE SHAREHOLDER


         Subject to the provisions of Article IX hereof, each EUE Shareholder and Michael Porter severally hereby represents and warrants to the Buyer as of the Closing Date as follows in respect of the Parent Company Shares listed against his name in Schedule A and/or himself only (as applicable) and each EUE Shareholder and Michael Porter hereby acknowledges that Buyer is relying on the following representations and warranties in entering into this Agreement.


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Share Exchange Agreement - CTC & Shareholders of EU Energy plc            Page 4
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         4.1 Authority of Shareholders;  Enforceability. The EUE Shareholder and
its representative (if any) has all requisite power and authority, corporate or otherwise, to execute and deliver this Agreement and the other Transaction Documents to which it is a party and to perform its obligations hereunder and thereunder. The execution and delivery of this Agreement and the other
Transaction Documents to which the EUE Shareholder is a party and the performance of the transactions contemplated hereby and thereby have been duly and validly approved by such action, necessary on behalf of the EUE Shareholder. This Agreement and each of the Transaction Documents to which the EUE Shareholder is a party constitute the legal, valid and binding obligations of the EUE Shareholder, enforceable against the EUE Shareholder in accordance with their terms, subject to applicable bankruptcy, insolvency or other similar laws relating to or affecting the enforcement of creditors' rights generally and to general principles of equity (such laws and principles being referred to herein as "Creditors' Rights"). All other documents required hereunder to be executed and delivered by the EUE Shareholder at the Closing have been duly authorized, executed and delivered by the EUE Shareholder and constitute the legal, valid and binding obligations of the EUE Shareholder, enforceable against the EUE Shareholder in accordance with their terms, subject to the Creditors' Rights.

         4.2 Consents of Shareholders; Absence of Conflicts. Except as set forth on Schedule 4.2, neither the execution and delivery of this Agreement or the other Transaction Documents by the EUE Shareholder, nor the consummation of the transactions contemplated hereby and thereby will (a) violate any provision of the Organizational Documents of such EUE Shareholder applicable to any EUE Shareholder that is not a natural person; (b) violate or breach the terms of, cause a default under, conflict with, result in the loss by the EUE Shareholders of any rights or benefits under, impose on such EUE Shareholder any additional or greater burdens or obligations under, create in any party additional or greater rights or benefits under, create in any party the right to accelerate, terminate, modify or cancel, require any notice or consent or give rise to any preferential purchase or similar right under (i) any applicable Legal Requirement or (ii) any Contract to which such EUE Shareholder is a party or by which such EUE Shareholder, or any of their respective properties, is bound; or
(c) with the passage of time or the giving of notice or the taking of any action of any third party have any of the effects set forth in clause (a) or (b) of this Section 4.2. Except as set forth on Schedule 4.2, such EUE Shareholder is not required to obtain or provide any consent or notice in connection with the consummation of the transactions contemplated by this Agreement. All such consents or notices have been obtained or given and have been furnished in writing to the Buyer.

         4.3 Ownership. The EUE Shareholder is the beneficial owner of the number of shares of the Parent Company set forth on Schedule A. The EUE Shareholder owns such shares of the Parent Company free and clear of all Liens. Upon delivery of stock powers relating to the Parent Company Shares or certificates representing the Parent Company Shares duly endorsed to Buyer, together with any other documents reasonably requested by Buyer, the EU Shareholder at Closing will transfer valid title thereto to the Buyer and, in relation to its own Parent Company Shares, such title shall be free of any Lien.

         4.4 Brokers' Fees. The EUE Shareholder does not have any liability or obligation to pay any fees or commissions to any broker, finder or agent with respect to the transactions contemplated by this Agreement for which the Buyer or its Affiliates (including the EUE Companies after the Closing) could become liable or obligated.

         4.5 Access to Information. Each EUE Shareholder has had the opportunity to carefully review all filings of the Buyer made with the United States Securities and Exchange Commission at www.sec.gov.

         4.6 Sophistication and Knowledge. The EUE Shareholder is not relying on the Buyer with respect to the tax and other economic considerations of an investment in the Shares, and the EUE Shareholder has relied on the advice of, or has consulted with, only the EUE Shareholder's own advisor(s).

         4.7 Economic Risk. The EUE Shareholder acknowledges that the acquisition of the Buyer Shares involves a high degree of risk and further acknowledges that it can bear the economic risk of the purchase of the Shares, including the total loss of its investment. Each EUE Shareholder that is not a US Person ("U.S. Person" as defined in Regulation S ("Regulation S") promulgated by the Securities and Exchange Commission ("SEC") pursuant to the Securities Act of 1933 (the "Securities Act")) acknowledges and understands that the Shares may not be sold to a U.S. Person or into the United States for a period of one (1) year from the date of purchase without registration of such securities and that such EUE Shareholder has no present need for liquidity in connection with its purchase of the Shares. Each EUE Shareholder that is a US Person acknowledges and understands that the Shares may not be sold without registration of such securities except in compliance with rule 144 promulgated by the SEC pursuant to the Securities Act or another exemption under the Securities Act and that such EUE Shareholder has no present need for liquidity in connection with its purchase of the Shares. All EUE Shareholders shall comply in all respects with US federal and state securities laws, particularly with respect to any resale of the Shares in any transaction subject to United States jurisdiction.


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Share Exchange Agreement - CTC & Shareholders of EU Energy plc            Page 5

         4.8 No Public Solicitation. The EUE Shareholder is not subscribing for the Buyer Shares as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or meeting, or any solicitation of a subscription by a person not previously known to the EUE Shareholder in connection with investments in securities generally. Neither the Parent Company nor the EUE Shareholder has engaged in any `Directed Selling Efforts in the U.S.' as defined in Regulation S promulgated by the SEC pursuant to the Securities Act.

         4.9 Requirements for Transfer. Each EUE Shareholder that is not a US Person understands and accepts that the Buyer shall not be required to transfer the Buyer Shares unless (i) the transferee certifies that he, she or it is not a U.S. Person, if such transfer is requested for unregistered Shares prior to one year from the Closing. All EUE Shareholders understand and accept that the Buyer shall not be required to transfer the Buyer Shares unless such transfer otherwise complies in all respects with all applicable US federal and state securities laws. EUE Shareholders requiring the transfer of Buyer Shares shall provide an opinion of counsel if reasonably requested by Buyer.

         4.10 Compliance with Local Laws. Any resale of the Buyer Shares by a EUE Shareholder that is not a US Person during the `distribution compliance period' as defined in Rule 902(f) to Regulation S shall only be made in compliance with exemptions from registration afforded by Regulation S. Further, any such sale of the Buyer Shares in any jurisdiction outside of the United States will be made in compliance with the securities laws of such jurisdiction. No EUE Shareholder will offer to sell or sell the Buyer Shares in any jurisdiction unless such EUE Shareholder obtains all required consents, if any, and has complied with all applicable laws.

         4.11 Regulation S Exemption. Each EUE Shareholder that is not a US Person understands that the Buyer Shares are being offered and sold to it in reliance on an exemption from the registration requirements of United States federal and state securities laws under Regulation S promulgated under the Securities Act and that the Buyer is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the EUE Shareholders set forth herein in order to determine the applicability of such exemptions and the suitability of the EUE Shareholder to acquire the Buyer Shares. In this regard, each EUE Shareholder that is not a U.S. Person represents, warrants and agrees that:

                  (a) the EUE Shareholder is not a U.S. Person and is not an Affiliate of the Buyer. A U.S. Person includes any one of the following:

                           i. any natural  person  resident in the United States
                  of America;

                           ii. any partnership or corporation organized or incorporated under the laws of the United States of America;

                           iii.   any   estate   of  which   any   executor   or
                  administrator is a U.S. person;

                           iv. any trust of which any trustee is a U.S. person;

                           v. any agency or branch of a foreign  entity  located
                  in the United States of America;

                           vi. any non-discretionary  account or similar account
                  (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;


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Share Exchange Agreement - CTC & Shareholders of EU Energy plc            Page 6
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                           vii.  any  discretionary  account or similar  account
                  (other  than an  estate  or  trust)  held by a dealer or other
                  fiduciary  organized,   incorporated  or  (if  an  individual)
                  resident in the United States of America; and

                           viii. any partnership or corporation if:

                                    (1) organized or incorporated under the laws
                  of any foreign jurisdiction; and;

                                    (2) formed by a U.S. person  principally for
                  the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited EUE Shareholders (as defined in Rule 501(a) under the Securities Act) who are not natural persons, estates or trusts.

                  (b) At the time of the origination of contact concerning this Agreement and the date of the execution and delivery of this Agreement, the EUE Shareholder was outside of the United States.

                  (c) The EUE Shareholder will not, during the period commencing on the date of issuance of the Buyer Shares and ending on the first anniversary of such date, or such shorter period as may be permitted by Regulation S or other applicable securities law (the "Restricted Period"), offer, sell, pledge or otherwise transfer the shares in the United States, or to a U.S. Person for the account or for the benefit of a U.S. Person, or otherwise in a manner that is not in compliance with Regulation S or otherwise in compliance with U.S. securities laws.

                  (d) The EUE Shareholder will, after expiration of the Restricted Period, offer, sell, pledge or otherwise transfer the Buyer Shares only pursuant to registration under the Securities Act or an available exemption therefrom and, in accordance with all applicable federal, state and foreign securities laws.

                  (e) Neither the EUE Shareholder nor any person acting on its behalf has engaged in, and prior to the expiration of the Restricted Period will engage in, any short selling of or any hedging transaction with respect to the Buyer Shares, including without limitation, any put, call or other option transaction, option writing or equity swap.

                  (f) Neither the EUE Shareholder nor or any person acting on its behalf has engaged, nor will engage, in any directed selling efforts to a U.S. Person with respect to the Buyer Shares and the EUE Shareholder and any person acting on its behalf have complied and will comply with the "offering restrictions" requirements of Regulation S under the Securities Act.

                  (g) The transactions contemplated by this Agreement have not been pre-arranged with a buyer located in the United States or with a U.S. Person, and are not part of a plan or scheme to evade the registration requirements of the Securities Act.

                  (h) Neither the EUE Shareholder nor any person acting on its behalf has undertaken or carried out any activity for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States, its territories or possessions, for any of the Buyer Shares. The EUE Shareholder agrees not to cause any advertisement of the Buyer Shares to be published in any newspaper or periodical or posted in any public place and not to issue any circular relating to the Buyer Shares, except such advertisements that include the statements required by Regulation S under the Securities Act, and only offshore and not in the U.S. or its territories, and only in compliance with any federal, state and local applicable securities laws.

                  (i) Each certificate representing the Buyer Shares sold under Regulation S shall be endorsed with the following legends, in addition to any other legend required to be placed thereon by applicable federal or state securities laws:


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Share Exchange Agreement - CTC & Shareholders of EU Energy plc            Page 7
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         "THE  SHARES  REPRESENTED  BY THIS STOCK  CERTIFICATE  WERE  OFFERED TO
         PERSONS WHO ARE NOT U.S.  PERSONS (AS DEFINED IN REGULATION S UNDER THE
         U. S. SECURITIES ACT OF 1933, AS AMENDED ("THE SECURITIES ACT")) AND WITHOUT REGISTRATION WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT AND IN RELIANCE UPON REGULATION S PROMULGATED UNDER THE SECURITIES ACT. TRANSFER OF THESE SHARES IS PROHIBITED, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AVAILABLE EXEMPTION FROM REGISTRATION."

                   (j) The EUE Shareholder consents to, and the Buyer shall, make a notation on its records and give instructions to any transfer agent of the Buyer in order to implement the restrictions on transfer of the Buyer Shares set forth in this Article IV.

                  4.12 Regulation D Exemption. Each EUE Shareholder that is a U.S. Person ("U.S. EUE Shareholder") represents that such person is an "Accredited Investor" as that term is defined in Regulation D promulgated under the Securities Act. Each U.S. EUE Shareholder represents that the Buyer Shares being acquired, are being acquired solely for the account of such Person for such shareholder's investment and not with a view to, or for resale in connection with, any distribution in any jurisdiction where such sale or distribution would be precluded. The U.S. EUE Shareholder is not acquiring the Buyer Shares as a result of any advertisement, article, notice or other communication regarding the Buyer Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement. Such U.S. EUE Shareholder, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Buyer Shares, and has so evaluated the merits and risks of such investment. Such U.S. EUE Shareholder is able to bear the economic risk of an investment in the Buyer Shares and, at the present time, is able to afford a complete loss of such investment. Each certificate representing the Buyer Shares sold under Regulation D shall be endorsed with the following legends, in addition to any other legend required to be placed thereon by applicable federal or state securities laws:

         "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED OR DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL SATISFACTORY TO COUNSEL TO THE ISSUER THAT AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS IS AVAILABLE."


                                    ARTICLE V
                               MAJOR SHAREHOLDERS'
                         REPRESENTATIONS AND WARRANTIES
                          RELATING TO THE EUE COMPANIES

         Subject to the provisions of Article IX hereof, the Major Shareholders hereby, jointly and severally, represent and warrant to Buyer as of the Closing Date as follows and the Major Shareholders hereby acknowledge that Buyer is relying on the following representations and warranties in entering into this Agreement.

         5.1 Organization. Each of the Parent Company and its Subsidiaries is a company duly organized, validly existing and in good standing under the laws of the country of its organization. EUE US is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. The Major Shareholders have delivered to the Buyer true and complete copies of the Organizational Documents of each of the EUE Companies, each as amended to date and presently in effect (collectively, the "EUE Organizational Documents").

         5.2 Qualification; Power. Each EUE Company is duly qualified to do business in jurisdictions where it has the permanent right of establishment and is in good standing in each jurisdiction in which the nature of the business as now conducted or the character of the property owned or leased by it makes such qualification necessary, and a list of all such jurisdictions has been delivered to the Buyer, excepting where listed (as applicable to each EUE Company) on
Schedule 5.2. Each EUE Company has all requisite corporate power and authority to own its properties and assets and to carry on its business as currently conducted.


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Share Exchange Agreement - CTC & Shareholders of EU Energy plc            Page 8

         5.3 Consents; Absence of Conflicts. Except as set forth on Schedule 5.3, neither the execution and delivery of this Agreement or the other Transaction Documents by the Sellers, nor the consummation of the transactions contemplated hereby and thereby will (a) violate or breach the terms of, cause a default under, conflict with, result in the loss by any EUE Company of any rights or benefits under, impose on any EUE Company any additional or greater burdens or obligations under, create in any party additional or greater rights or benefits under, create in any party the right to accelerate, terminate, modify or cancel, require any notice or consent or give rise to any preferential purchase or similar right under (i) any applicable Legal Requirement, (ii) the EUE Organizational Documents or (iii) any Contract to which any EUE Company is a party or by which any EUE Company, or any of its properties, is bound, including without limitation, the Material Contracts; (b) result in the creation or imposition of any Lien on any of the EUE Assets or the Parent Company Shares;
(c) result in the cancellation, forfeiture, revocation, suspension or modification of any EUE Asset or any existing consent, approval, authorization, license, permit, certificate or order of any Governmental Authority; or (d) with the passage of time or the giving of notice or the taking of any action of any third party have any of the effects set forth in clause (a), (b) or (c) of this
Section 5.3. Except as set forth on Schedule 5.3, no EUE Company is required to obtain or provide any consent or notice in connection with the consummation of the transactions contemplated by this Agreement. All such consents or notices have been obtained or given and have been furnished in writing to Buyer.

         5.4 Capitalization.

                  (a) Schedule 5.4 sets forth a true and complete list that accurately reflects the outstanding Interests in each EUE Company. Schedule 5.4 also lists all names and the number of shares held by each shareholder of the Parent Company.

                  (b) The issued and outstanding shares of capital stock of the EUE Companies (the "EUE Company Shares") have been duly authorized, are validly issued and are fully paid and non-assessable and were not issued in violation of, and are not subject to, any preemptive rights, rights of first refusal or other similar rights of any Person. No EUE Company Share has been redeemed or repurchased and no capital in respect of any EUE Company Share has been repaid.

                  (c) There are no shares of capital stock of any EUE Company outstanding other than as reflected in Schedule 5.4. There are no Contracts (including, without limitation, options, warrants, calls and preemptive rights) obligating any Seller or any EUE Company (i) to issue, sell, pledge, dispose of or encumber any Interests in such EUE Company, (ii) to redeem, purchase or acquire in any manner any Interests in such EUE Company or (iii) to make any dividend or distribution of any kind with respect to any Interests in such EUE Company.

                  (d)  Except  as  set  forth  in  Schedule  5.4,  there  are no outstanding or authorized stock appreciation, phantom stock, profit participation, or similar rights affecting the Interests in any EUE Company. There are no voting trusts, proxies, or other shareholder or similar agreements or understandings with respect to the voting of the Interests in any of the EUE Companies.

         5.5 Subsidiaries. Other than any EUE Company and except as disclosed on
Schedule 5.5, there are no, and there have not been any, Persons (including any joint ventures) in which an EUE Company owns, or, has owned during the past five years, of record or beneficially, any direct or indirect (through a subsidiary or otherwise) Interest. There are no outstanding obligations of any EUE Company to provide funds or make any investment (in either case, in the form of a loan, capital contribution, purchase of an Interest (whether from the issuer or another Person) or otherwise) in, any other Person.


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Share Exchange Agreement - CTC & Shareholders of EU Energy plc            Page 9

         5.6 Absence of Changes.

                  (a) Except as set forth on Schedule 5.6, since March 31, 2006:

                           (1) there has not been any Material Adverse Effect;

                           (2) the Business has been operated and  maintained in
the Ordinary Course of Business;

                           (3)   there  has  not  been  any   material   damage,
destruction or loss to any material portion of the EUE
Assets, whether covered by insurance or not;

                           (4) there has  been no  merger  or  consolidation  of
any EUE Company with any other Person or any acquisition by any EUE Company of the stock, material assets or business of any other Person or any agreement with respect thereto;

                           (5) there has been no (i)  issuance of any  Interests
in any EUE Company, (ii) any repurchase or redemption of any Interests in any EUE Company, or (iii) split, combination or reclassification of any Interests in any EUE Company;

                           (6) there has been no  declaration  or payment of any
dividend or other payment on the Interests in any EUE Company;

                           (7) there has been no borrowing  of funds,  agreement
to borrow funds, or guaranty or agreement to maintain the financial position of any Person by any EUE Company;

                           (8) no EUE Company has entered  into any  employment,
consulting, severance or indemnification agreement or an agreement with respect to a retention bonus with any of its employees or any other Person, nor has any EUE Company incurred or entered into any collective bargaining agreement or other obligation to any labor organization or employee;

                           (9)  there  has been no  actual,  pending  or, to the
Knowledge of the Major Shareholders, threatened, adverse change in the relationship of any EUE Company with any customer, supplier, distributor or sales representative of the Business;

                           (10)  there  has  been no  material  increase  in the
compensation or benefits of any director, officer or employee of any EUE Company or the Business;

                           (11) other than the  repayment of the loans and other
payments as scheduled on Schedule 5.6(a)(11) there has been no payment by any EUE Company to any director, officer, member, partner, employee or holder of any Interest in any EUE Company, or any Affiliate of the foregoing (whether as a loan or otherwise) except regular compensation, expense reimbursements and usual benefits payments consistent with past practices;

                           (12) no EUE Company has  entered  into any  contract,
agreement or arrangement with any director, officer, member, partner, employee of or holder of any Interest in any EUE Company or any Affiliate of the foregoing; and

                           (13) there is no Contract to do any of the foregoing,
except as expressly permitted by this Agreement.

                  (b) Except as set forth on Schedule 5.6, since April 1, 2005, no EUE Company has sold or disposed of any of its material assets (other than any such sales of products in the Ordinary Course of Business and transfers to other EUE Companies).


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Share Exchange Agreement - CTC & Shareholders of EU Energy plc           Page 10

         5.7 Affiliate Transactions. Schedule 5.7 describes all services and assets owned, licensed to or otherwise held by any EUE Shareholder or any of their respective Affiliates (other than an EUE Company), that are or were made available or provided to or used by an EUE Company or the Business within the one-year period prior to the date of this Agreement or which may be required to operate the Business from and after the Closing Date consistent with past practices in the preceding year. Except as set forth in Schedule 5.7, (a) no EUE Company is obligated to pay currently or in the future any amounts to any EUE Shareholder or any of their respective Affiliates save under customary employment or consultancy arrangements in the ordinary course of business, and none of the EUE Shareholders nor any of their respective Affiliates is obligated to pay currently or in the future any amounts to any EUE Company and (b) since April 1, 2005, no EUE Company has purchased, transferred or leased any real or personal property from or for the benefit of any EUE Shareholder or of their respective Affiliates and no EUE Company has sold, transferred or leased any real or personal property to any EUE Shareholder or of their respective Affiliates.

         5.8 Real Property.

                  (a) No EUE Company owns any real or freehold property (beneficially or of record).

                  (b) Except as set forth in Schedule 5.8(b), the Due Diligence Documents set forth a complete and accurate list with copies of all real estate leases pursuant to which the EUE Companies lease real property ("Scheduled Leases"). Each of the EUE Companies has valid and enforceable leases with respect to the real property that is leased to the EUE Companies. The real property leased by the EUE Companies is appropriate and adequate for purposes of conducting their respective businesses as currently being conducted. The real property leased by the EUE Companies is not and is not reasonably expected to be subject to any liens, administrative measures or litigation which may adversely affect their value or use.

                  (c) The business conducted by the EUE Companies on the Leased Real Property is duly authorized by the applicable lease agreements. Such agreements do not provide that the lessee shall be responsible for the cost of any works required to bring any buildings into conformity with applicable laws and regulations or otherwise. No event or condition exists, or is alleged by any other party, to have occurred or exist, which constitutes a basis for termination of any such agreements.

                  (d) To the knowledge of the Major Shareholders no decisions have been taken by any competent authority which is reasonably expected to adversely affect the permitted use of any of the real property used by any of the Companies.

                  (e) The real property leased pursuant to the Scheduled Leases constitutes all of the real property ("Leased Real Property") which is used in connection with the ownership and operations of the Business. The Sellers have furnished Buyer with true and complete copies of all deeds, leases, title opinions, title insurance policies and surveys in its possession or in the possession of any of the EUE Companies that relate to the Real Property, together with copies of all reports of any engineers, environmental consultants or other consultants in their possession relating to any of the Leased Real Property.

                  (f) All utilities (including, without limitation, water, sewer or septic, gas, electricity, trash removal and telephone service) are available to the Leased Real Property in sufficient quantities and quality to adequately serve the Leased Real Property in connection with the operation of the Business conducted therefrom as such operations are currently conducted thereon.

         5.9 Personal Property.

                   The EUE Companies own or lease all of the tangible personal property (the "Personal Property") necessary for the continued ownership, use and operation of the Business consistent in all material respects with the past practices of EUE Companies since July 4, 2005 and with the practices of the EUE Companies as of the date hereof. Except as set forth on Schedule 5.9, the EUE Companies have good and marketable title to such Personal Property and all other tangible personal property used or held for use by the EUE Companies or any of their Affiliates in connection with the Business, free and clear of all Liens except Permitted Liens. Upon the consummation of the transactions contemplated by this Agreement, the EUE Companies will have good title to the Personal Property and such other tangible personal property free and clear of all Liens except Permitted Liens. Each item of Personal Property is in good working order and repair in all material respects (taking its age and ordinary wear and tear into account), has been operated and maintained in the Ordinary Course of Business and remains in suitable and adequate condition in all material respects for use consistent with its primary use since July 4, 2005 (or later acquisition date). The EUE Companies and their Affiliates have not deferred maintenance of any such item in contemplation of the transactions contemplated by this Agreement.


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Share Exchange Agreement - CTC & Shareholders of EU Energy plc           Page 11

          5.10 Permits. A full and complete list of all permits, licenses, certificates, authorizations and approvals granted by any Governmental Authority (each, a "Permit") and used or held by an EUE Company in connection with the ownership of the EUE Assets and used in the Ordinary Course of Business of the EUE Companies (the "Scheduled Permits") is included in the Due Diligence Documents and has been delivered to the Buyer. The Scheduled Permits constitute all Permits necessary for the continued ownership, use and operation of the Business consistent in all material respects with the past practices of the Business. Except as set forth in Schedule 5.10, the Scheduled Permits are valid and in full force and effect and no EUE Company is in default, and no condition exists that with notice or lapse of time or both would constitute a default, under any of the Scheduled Permits.

          5.11 Contracts.

                  (a) Each of the following Contracts used in connection with the Business to which an EUE Company is a party or by which it or its properties is bound shall be referred to as a "Material Contract":

                           (1) any Contract or group of related  Contracts  that
provides for the payment by an EUE Company of more than $50,000 in any consecutive 12-month period or more than $250,000 over the remaining life of such Contract other than a Contract that (A) is terminable by any party thereto giving notice of termination to the other party thereto not more than 30 days in advance of the proposed termination date and (B) even if so terminable, contains no post-termination obligations, termination penalties, buy-back obligations or similar obligations;

                           (2) any Contract that constitutes a purchase order or
other Contract relating to the sale, purchase, lease or provision by an EUE Company of goods or services in excess of $50,000 in any 12-month period;

                           (3) any Contract  that grants any Person the right to
sell products or provide services within any geographical region other than a Contract that (A) is terminable by any party thereto giving notice of termination to the other party thereto not more than 30 days in advance of the proposed termination date and (B) even if so terminable, contains no post-termination obligations, termination penalties, buy-back obligations or similar obligations;

                           (4) any Contract  that  purports to limit the freedom
of any EUE Company to compete in any line of business or to conduct business in any geographic location;

                           (5) any  Contract  that is for the  sale of  goods or
services by an EUE Company and which (A) was entered into by such EUE Company on terms known at the time the Contract was entered into not to be commercially reasonable or (B) was entered into with the expectation that such EUE Company would incur a loss;

                           (6) any Contract that was entered into outside of the
Ordinary Course of Business of the EUE Companies;

                           (7) any Contract  constituting a  partnership,  joint
venture, strategic alliances or other similar arrangement;

                           (8)  any  Contract   relating  to  Indebtedness   for
Borrowed Money, any Contract creating a capital lease obligation, any Contract for the sale of accounts receivable, any Contract constituting a guarantee of debt of any third Person or any Contract requiring an EUE Company to maintain the financial position of any other Person;


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Share Exchange Agreement - CTC & Shareholders of EU Energy plc           Page 12

                           (9) any Contract in respect of Intellectual  Property
Rights granted to or by an EUE Company, excluding license agreements for off-the-shelf commercial software;

                           (10) any lease  (including  any master lease covering
multiple items of personal property) of any item or items of personal property with a rental expense under such lease (whether for a single item or multiple items) in excess of $50,000 in any consecutive 12-month period;

                           (11) any Contract  providing for the deferred payment
of any purchase price including any "earn out" or other contingent fee arrangement;

                           (12) any  Contract  creating a Lien on any of the EUE
Assets that will not be fully discharged at or prior to the Closing;

                           (13) any Contract between an EUE Company,  on the one
hand, and any EUE Shareholder or any Affiliate of an EUE Shareholder, on the other hand (including any Contract providing for (i) compensation, the acceleration of benefits or the loss of any rights in connection with the consummation of the transactions contemplated by this Agreement or (ii) indemnification by an EUE Company);

                           (14) any Contract  providing for the purchase or sale
of real property;

                           (15) any Contract with any Governmental Authority;

                           (16) any Contract  involving interest rate swaps, cap
or collar agreements, commodity or financial future or option contracts or similar derivative or hedging Contracts; and

                           (17)  any  Contract  otherwise  material  to the  EUE
Companies.

                  (b) True and complete copies (including all amendments) of each Material Contract have been provided to the Buyer as part of the Due Diligence Documents if such Material Contract is in writing; if such Material Contract is oral, a summary of the material terms of such Material Contract has been included in the Due Diligence Documents and such Material Contract has been identified as an oral Contract. Except as disclosed in Schedule 5.11: (i) each Material Contract is the legal, valid obligation of the EUE Company which is a party thereto, and, any other Person party thereto, binding and enforceable against EUE Companies and, any other Person party thereto, in accordance with its terms subject to Creditors' Rights; (ii) each Material Contract has not been terminated, and neither the relevant EUE Companies nor, any other Person is in breach or default thereunder, and no event has occurred that with notice or lapse of time, or both, would constitute a breach or default, or permit termination, modification in any manner adverse to the applicable EUE Companies or acceleration thereunder; (iii) no party has asserted or has (except by operation of law) any right to offset, discount or otherwise abate any amount owing under any Material Contract except as expressly set forth in such Material Contract; (iv) there are no Material Waivers regarding any Material Contract that have not been disclosed in writing to Buyer; and (v) the Material Contracts are sufficient for the EUE Companies to be able to carry on their business in the manner intended.

         5.12 Intellectual Property.

                  (a) A list of all EUE Registered  Intellectual  Property is at
Schedule 5.12 (a). All EUE Registered Intellectual Property is owned or licensed by the EUE Companies. There are no proceedings or actions in which any EUE Company is a named party and in which the EUE Registered Intellectual Property is being claimed, attacked or opposed by any third party and that are pending as of the date hereof before any court or tribunal of competent jurisdiction (including the U.S. Patent and Trademark Office (the "PTO") or equivalent authority anywhere in the world) related to any of the EUE Registered
Intellectual Property or any other such proceeding or action that such EUE Company has knowledge of (whether or not the EUE Company is a party thereto).


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Share Exchange Agreement - CTC & Shareholders of EU Energy plc           Page 13

                  (b) To the Knowledge of the Major Shareholders each item of EUE Intellectual Property listed in Schedule 5.12(a) which is owned by the stated EUE Company is free and clear of any Liens other than liens arising in the normal course of business of such EUE Companies (excluding EUE Intellectual Property Rights licensed to such EUE Company under any license and any Intellectual Property Rights co-owned with any third party). To the Knowledge of the Major Shareholders each EUE Company (i) owns exclusively all trademarks, service marks and trade names listed in Schedule 5.12(a) and (ii) owns exclusively, and has good title to, all copyrighted materials that comprise EUE Company products or other works of authorship that comprise the EUE Assets or which the EUE Company otherwise purports to own; provided, however, that such works may incorporate copyrighted works or works of authorship of third parties which are licensed to or co-owned by the EUE Company or are in the public domain.

                  (c) To the extent that any EUE Intellectual Property has been developed or created by any Person other than an EUE Company, the EUE Company has a written agreement with such Person with respect thereto and the Company has either (i) obtained ownership of, and is the exclusive or co-owner of, all such EUE Intellectual Property by operation of law or by valid assignment of any such rights or (ii) has obtained a License under or to such EUE Intellectual Property. Except as provided in Exhibit 5.12(c), no person is entitled to or has claimed any payment in respect of any of the EUE Registered Intellectual Property. In particular, the EUE Companies are not, and will not be, under any obligation to pay compensation to any former or current employee under the German Employee Invention Act (Gesetz uber Arbeitnehmererfindungen) and or under the German Copyright Act (Urheberrechtsgesetz).

                  (d) Except in the ordinary course of business, no EUE Company has transferred ownership of or granted any license of or other right to use or authorized the retention of any rights to use any Intellectual Property Rights that is or was EUE Intellectual Property, to any other Person other than to an EUE Company.

                  (e) The EUE Intellectual Property constitutes all the Intellectual Property Rights (other than patents, copyright or trademark registrations which may issue to an EUE Company) necessary to the conduct of the EUE Companies' Business as it currently is conducted or as currently proposed to be conducted.

                  (f) The Contracts listed in Schedule 5.12 (f) include all contracts to which an EUE Company is a party with respect to any Intellectual Property Rights. Except as set out in Schedule 5.12 (f). no Person other than a EUE Company has ownership rights to improvements made by the EUE Company in Intellectual Property Rights which has been licensed to the EUE Company.

                  (g) Schedule 5.12(g) lists all Contracts between each EUE Company and any other Person wherein or whereby such EUE Company has agreed to, or assumed, any obligation or duty to indemnify, reimburse, hold harmless, guaranty or otherwise assume or incur any obligation or Liability or provide a right of rescission with respect to the infringement or misappropriation by the EUE Company or such other Person of the Intellectual Property Rights of any Person other than the EUE Company.

                  (h) To the Knowledge of the Major Shareholders, the operation of the business of each EUE Company as currently conducted does not infringe or misappropriate the Intellectual Property Rights of any Person (other than patents that may issue in the future), violate the rights of any Person (including rights to privacy or publicity), or constitute unfair competition or trade practices under any applicable laws, and no EUE Company has received written notice from any Person claiming that such operation or any act, product, technology or service (including products, technology or services currently under development) of such EUE Company infringes or misappropriates the Intellectual Property of any Person or constitutes unfair competition or trade practices under any applicable law, including notice of third party patent or other Intellectual Property Rights from a potential licensor of such Intellectual Property Rights.


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Share Exchange Agreement - CTC & Shareholders of EU Energy plc           Page 14

                  (i) To the Knowledge of the Major Shareholders, each item of EUE Registered Intellectual Property is valid and subsisting, and all necessary registration, maintenance, renewal fees, annuity fees and taxes in connection with such Registered Intellectual Property have been paid and all necessary documents and certificates in connection with such EUE Registered Intellectual Property have been filed with the relevant patent, copyright, trademark or other authorities in the United States, United Kingdom, Germany or any other jurisdiction, as the case may be, for the purposes of maintaining such EUE Registered Intellectual Property save in respect of EUE Registered Intellectual Property which the relevant EUE Company has decided at its discretion and in the ordinary course of its business to allow to lapse or to cease to protect. In each case in which any EUE Company has acquired any Registered Intellectual Property rights from any Person, such EUE Company has obtained an assignment sufficient to irrevocably transfer such rights in such Registered Intellectual Property to the extent required by such EUE Company to the EUE Company and, to the maximum extent provided for by, and in accordance with, applicable laws, the EUE Company has recorded each such assignment with the relevant Governmental Authority where such Registered Intellectual Property is registered, including the PTO, the U.S. Copyright Office, or their respective equivalents in any relevant foreign jurisdiction, as the case may be.

                  (j) There are no Contracts or Licenses between any EUE Company and any other Person with respect to EUE Intellectual Property under which there is any dispute known to any EUE Company regarding the scope of such Contract or License, or performance under such Contract or License, including with respect to any payments to be made or received by the EUE Company thereunder.

                  (k) To the Knowledge of the Major Shareholders, no Person is infringing or misappropriating any EUE Intellectual Property.

                  (l) Each EUE Company has taken commercially reasonable steps to protect such EUE Company's rights in confidential information and trade secrets of such EUE Company or to protect rights in confidential information or trade secrets provided by any other Person to the EUE Company subject to a duty of confidentiality. Without limiting the foregoing, each EUE Company has, and enforces, a policy requiring each employee, consultant and independent contractor to execute agreements containing appropriate confidentiality and invention, copyright and other intellectual property provisions given the nature of the individuals appointment and all relevant current and former employees, consultants and independent contractors of each EUE Company have executed such an agreement.

                  (m) To the Knowledge of the Major Shareholders EUE Intellectual Property or product, technology or service of any EUE Company is subject to any order or action or proceeding instituted by a non-regulatory third party that restricts, or that is reasonably expected to restrict in any manner, the use, transfer or licensing of any EUE Intellectual Property by such EUE Company or that may affect the validity, use or enforceability of such EUE Intellectual Property.

                  (n) There is no order, action or proceeding pending or, to the Knowledge of the Major Shareholders, threatened alleging that any (i) product, technology, service or publication of any EUE Company, (ii) material published or distributed by any EUE Company or (iii) conduct or statement of any EUE Company constitutes material, false advertising or otherwise violates any applicable Law.

                  (o) Neither this Agreement nor any transactions contemplated by this Agreement will result in any EUE Company granting any rights or licenses with respect to the EUE Intellectual Property to any Person pursuant to any Contract to which such EUE Company is a party or by which any of its EUE Assets and EUE Intellectual Property is bound.

         5.13 Accounts Receivable. Except as disclosed in Schedule 5.13, each of the Accounts Receivable arose in the Ordinary Course of Business of the EUE Companies and represents the genuine, valid and legally enforceable indebtedness of the account debtor and no contra account, set-off, defense, counterclaim, allowance or adjustment (other than discounts for prompt payment shown on the invoice) has been asserted or, to the Knowledge of Major Shareholders, is threatened by any of the account debtors of such Accounts Receivable. To the Knowledge of the Major Shareholders, none of the account debtors of the Accounts Receivable is involved in a bankruptcy or insolvency proceeding or is generally unable to pay its debts as they become due except as disclosed in Schedule 5.13. The EUE Companies have good and valid title to the Accounts Receivable free and clear of all Liens except Permitted Liens. No goods or services, the sale or provision of which gave rise to any Accounts Receivable, have been returned or rejected by any account debtor or lost or damaged prior to receipt thereby. Set forth on Schedule 5.13 is a listing of aged Accounts Receivable as of a date no more than seven days prior to the date hereof. The EUE Companies have not written off any of its accounts receivable as uncollectible, except as set forth on Schedule 5.13 or in the Financial Statements. To the knowledge of the Major Shareholders, all accounts receivable are fully collectible subject only to reserves expressly provided on the Financial Statements of the EUE Companies dated March 31, 2006.


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Share Exchange Agreement - CTC & Shareholders of EU Energy plc           Page 15

         5.14 Brokers' Fees. Except as set forth on Schedule 5.14, none of the EUE Companies or any of their Affiliates has any liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement for which Buyer or its Affiliates (including any of the EUE Companies after the Closing) could become liable or obligated.

         5.15 Financial Statements.

                  (a) Attached hereto as Schedule 5.15(a) are copies of the audited balance sheet of the EUE Companies (on a consolidated basis) at March 31, 2006 and the related audited statements of income for the year then ended. The Audited Financial Statements are referred to sometimes as the "Financial Statements." Except as set forth on Schedule 5.15(a), the Financial Statements
(i) have been  prepared in  accordance  with  Applicable  Accounting  Standards, consistently applied throughout the periods covered thereby, (ii) fairly present, in all material respects, the financial condition and results of operations of the EUE Companies as of the respective dates thereof and for the respective periods covered thereby, and, in the case of the Financial Statements, and (iii) have been provided from, and are in accordance with, the books and records of the EUE Companies. Since March 31, 2006, there has been no change in any accounting policies, principles, methods or practices, including any change with respect to reserves (whether for bad debts, contingent liabilities or otherwise), of the Company.

                  (b) The March 31, 2006 balance sheet reflects the cash position of the Parent Company as of such date. Since March 31, 2006 and except as provided in Schedule 5.6(a)(11), the EUE Companies have not made any cash payments or distributions to any of the Major Shareholders or repaid any loans or other obligations of the EUE Companies in favor of any of the Major
Shareholders or any of their Affiliates except in the ordinary course of business.

         5.16 No Undisclosed Liabilities. Except as set forth on Schedule 5.16, none of the EUE Companies nor the Business has any liability or off-balance sheet undertakings, and in particular none of them have granted any guarantees (in any form whatsoever, including as a comfort letter) or security interest with regard to, or assumed any liability for, the performance of obligations or liabilities of third parties (including partners, shareholders, corporate officers and employees) and there has been no guarantee or security interest been extended or liability been assumed by any third party with regard to or for the performance of obligations or liabilities of the Companies, other than (i) liabilities set forth on the Audited Financial Statements and/or (ii) liabilities which have arisen after the date of the Audited Financial Statements in the Ordinary Course of Business.

         5.17 Legal Compliance. Each EUE Company is in compliance in all material respects with all applicable Legal Requirements.


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Share Exchange Agreement - CTC & Shareholders of EU Energy plc           Page 16

         5.18 Taxes. Except as disclosed on Schedule 5.18 (i) all Tax Returns required to be filed on or before the Closing Date by or with respect to the EUE Companies or with respect to the income or operations of the EUE Companies or the EUE Assets have been duly and timely filed with the appropriate Governmental Authority, (ii) all Tax Items required to be included in each such Tax Return have been so included and all such Tax Items and any other information provided in each such Tax Return are true, correct and complete in all material respects,
(iii) all Taxes owed by the EUE Companies or owed with respect to the income or operations of the EUE Companies or the EUE Assets, including without limitation value added taxes and sales taxes, that have become due have been timely paid in full, or if not due and payable, have been adequately provided for, (iv) no penalty, interest or other charge is or will become due with respect to the late filing of any such Tax Return or late payment of any such Tax, (v) all Tax withholding and deposit requirements imposed with respect to the EUE Companies or their employees or with respect to the income or operations of the EUE Companies have been satisfied in full, (vi) there are no Liens (other than Permitted Liens) on any of the EUE Assets or the shares of any of the EUE Companies that arose in connection with any failure (or alleged failure) to pay any Tax, (vii) there is no claim pending or, to the Knowledge of the Major Shareholders, threatened by any Governmental Authority in connection with any such Tax, (viii) none of such Tax Returns is now under audit or examination by any Governmental Authority, (ix) there are no agreements, waivers or other arrangements providing for an extension of time with respect to the filing of any such Tax Return or the assessment or collection of any such Tax, (x) no EUE Company is a party to any Tax indemnity agreement or arrangement and has any obligation to indemnify or make a payment to any person in respect of any Tax for any past, current or future period, (xi) to the Knowledge of the Major
Shareholders, no claim has ever been made by a Governmental Authority in a jurisdiction in which an EUE Company does not file Tax Returns that it is or may be required to file a Tax Return in that jurisdiction, (xii) none of the EUE Assets is held in an arrangement that could be classified as a partnership for Tax purposes, (xiii) the EUE Companies will not be required to include any amount in income for any taxable period as a result of a change in accounting method for any taxable period ending on or before the Closing Date or pursuant to any agreement with any Governmental Authority with respect to any such taxable period, or to include in any period ending after the Closing Date any income that accrued in a prior period but was not recognized in the prior period as a result of the installment method of accounting, the completed contract method of accounting, or the long-term contract method of accounting, (xiv) none of the transactions contemplated by this Agreement will result in any Tax liability or the recognition of any material item of income or gain to an EUE Company, (xv) none of the EUE Companies has benefited from any fiscal advantage (including any subsidies) or favorable tax regime in exchange for undertakings, covenants or obligations by which it is still bound, directly or indirectly, or shall incur any additional burden after the Closing Date as a result of having obtained a benefit from any fiscal advantage (including any subsidies) or favorable Tax regime, (xvi) none of the EUE Companies has recorded shares or any other fixed assets below their adjusted book values, (xvii) none of the EUE Companies holds tainted shares that cannot be disposed of under a beneficial tax regime generally applicable to the disposition of shares, and (xviii) all Tax relevant transactions and events have been duly documented in the books and records of the EUE Companies and all bookkeeping and relevant business records (including transfer pricing documentations) have been properly prepared and retained and are available for all tax periods. No EUE Company has made any payments representing installments of corporation tax pursuant to the Corporation Tax (Instalment Payments) Regulations 1998 in respect of any current or preceding accounting periods and is not under any obligation to do so. No EUE Company has paid since inception or will become liable to pay any penalty, fine, surcharge or interest charged by virtue of the provisions of the TMA 1970 or any other applicable law. The EUE Companies are each taxable persons and are duly registered for the purposes of VAT with quarterly prescribed accounting periods, such registration not being pursuant to paragraph 2 of Schedule 1 to the VATA 1994 or subject to any conditions imposed by or agreed with HM Revenue & Customs and no EUE Company is (nor are there any circumstances by virtue of which they may become) under a duty to make monthly payments on account under the Value Added Tax (Payments on Account) Order 1993. The EUE Companies have complied with all statutory provisions, rules, regulations, orders and directions in respect of VAT.

         5.19 Inventory. Each EUE Company owns its inventory free and clear of all Liens except Permitted Liens. None of such inventory is covered by any financing statements except those filed in connection with Permitted Liens. Except as disclosed on Schedule 5.19, such inventory was acquired for sale in the Ordinary Course of Business and is in good and saleable condition and is not obsolete, slow moving or damaged, except to the extent reflected in reserves set forth in the Financial Statements. Such inventory is located at the locations as noted on Schedule 5.19 and none of such inventory is subject to any consignment, bailment, warehousing or similar arrangement, except as set forth on Schedule 5.19.

         5.20 Litigation. Except has been disclosed in the Due Diligence Documents or as set forth on Schedule 5.20, there are no actions, suits or proceedings pending or, to the Knowledge of the Major Shareholders, threatened at law or in equity, or before or by any Governmental Authority or before any arbitrator of any kind, against an EUE Company or any of its Affiliates that affect or would affect the Business or the EUE Assets or the consummation of the transactions contemplated hereby.


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Share Exchange Agreement - CTC & Shareholders of EU Energy plc           Page 17

         5.21 Product and Service Warranty.

                  (a) Except as disclosed in Schedule 5.21 the Due Diligence Documents have identified and disclosed any warranty claim asserted during the three year period prior to the date hereof from which an EUE Company or any of its Affiliates has incurred costs in excess of $50,000.

                  (b) Except as  disclosed  in Schedule  5.21 and  ignoring  any matter with a value less than $50,000, (i) there is no notice, demand, claim, action, suit, inquiry, hearing, proceeding, notice of violation or investigation of a civil, criminal or administrative nature before any court or governmental or other regulatory or administrative agency, commission or authority against or involving any product, substance or material (collectively, a "Product"), or class of claims or lawsuits involving the same or similar EUE Product manufactured, produced, distributed or sold by or on behalf of any of the EUE Companies which is pending or, to the Knowledge of the Major Shareholders, threatened, resulting from an alleged defect in design, manufacture, materials or workmanship of any EUE Product manufactured, produced, distributed or sold by or on behalf of any of the EUE Companies, or any alleged failure to warn, or from any breach of implied warranties or representations, (ii) to the Knowledge of the Major Shareholders, there has not been any Occurrence (as defined below), and (iii) there is not, nor is there under consideration or investigation by the Companies, any Product recall, rework, retrofit or post-sale warning
(collectively "Recalls") conducted by or on behalf of the EUE Companies concerning any EUE Products manufactured, produced, distributed or sold by or on behalf of the EUE Companies or, to the Knowledge of the Major Shareholders, any product recall conducted by or on behalf of any entity as a result of any alleged defect in any EUE Product supplied by the EUE Companies.

                  (c) For purposes of this Section 5.21, the term "Occurrence" shall mean any accident, happening or event which is caused or allegedly caused by any alleged hazard or alleged defect in manufacture, design, materials or workmanship, including, without limitation, any alleged failure to warn or breach of express or implied warranties or representations, with respect to, or any such accident, happening or event otherwise involving an EUE Product (including any parts or components) manufactured, produced, distributed or sold by or on behalf of the EUE Companies.

         5.22 Employees; Employee Relations.

                  (a) Schedule 5.22(a) identifies for each EUE Company the following:

                           (1)  any   increase   currently   planned  to  become
effective after the date of this Agreement in the total compensation or rate of total compensation (including, without limitation, normal bonus, profit-sharing, pension benefits and other compensation) payable to each of its employees, other than ordinarily scheduled increases based on seniority in the Ordinary Course of Business;

                           (2) all  presently  outstanding  loans  and  advances
(other than routine travel advances to be repaid or formally accounted for within 60 days) made by any EUE Company to, or made to any EUE Company by, any director, senior manager or employee of any EUE Company; and

                           (3) all  transactions  outside of the Ordinary Course
of Business between any EUE Company and any of its directors, senior managers or employees since January 1, 2005.

                  (b) Except as set forth on Schedule 5.22(b) or to the extent accrued as a current liability on the Audited Financial Statements, all bonuses, all wage taxes and/or social security contributions and all other sums to which any employees of the EUE Companies are entitled prior to the Closing, if any, due and payable as of the Closing Date to employees of the EUE Companies have been or will be paid in full to such employees prior to Closing. The compensation and benefits (including vacation benefits) paid or provided with respect to all employees of the EUE Companies have been reflected in the Financial Statements for the periods covered thereby. Except as set forth on
Schedule 5.22(b), as of the date of this Agreement, no current or former employee of an EUE Company is on a disability leave of absence, is receiving disability benefits, or is in an elimination or other waiting period with respect to his or her receipt of disability benefits. The EUE Companies have effected all increases in pension, survivor, disability and medical care benefits as required under applicable laws and regulations.


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Share Exchange Agreement - CTC & Shareholders of EU Energy plc           Page 18

                  (c) Except as disclosed on Schedule 5.22(c), no EUE Company is a party to, or is bound by, the terms of any collective bargaining agreement, shop agreements (Betriebsvereinbarungen), or any other Contract with any labor union or representative of employees, and no such agreements are being negotiated. With respect to employees based in Germany, to the Knowledge of the Major Shareholders, none of the EUE Companies has established any material special employees' rights by way of a regular practice (betriebliche Ubung). Except as set forth on Schedule 5.22(c), there are no labor disputes existing or, to the Knowledge of the Major Shareholders, threatened involving, by way of example, strikes, work stoppages, slowdowns, picketing, or any other interference with work or production and no EUE Company has experienced any labor difficulties during the last year. No grievance or other legal action arising out of any such collective bargaining agreement or relationship exists, or to the Knowledge of the Major Shareholders, is threatened.

                  (d) The relationship of each EUE Company with its employees, as a group, is satisfactory and, to the Knowledge of the Major Shareholders, such employees have not indicated that they will not continue in their employ following the Closing. Except as listed on Schedule 5.22(d), no EUE Company is
(i) a party to any employment, consulting, non-compete, management, severance, termination pay or similar Contract with any individual or employee, either express or implied, or (ii) currently negotiating, and does not have any outstanding offer with respect to, any such agreement or matter.

                  (e) No legal proceedings, charges, complaints, grievances or similar actions have been commenced or, to the Knowledge of the Major Shareholders, threatened, with respect to any EUE Company under any Legal Requirement affecting the employment relationship, and to the Knowledge of the Major Shareholders, no facts or circumstances exist which would give rise to any such proceedings, charges, complaints, or claims. No EUE Company is subject to any settlement or consent decree with any present or former employee, employee representative or any Governmental Authority relating to claims of discrimination or other claims in respect of employment practices and policies. No Governmental Authority has issued a judgment, order, decree or finding with respect to the labor and employment practices (including practices relating to discrimination) of any EUE Company.

                  (f) To the Knowledge of the Major Shareholders, each EUE Company is and has been in compliance with all applicable Legal Requirements relating to the employment of labor, including but not limited to employment and employment practices, terms and conditions of employment, wages and hours, payroll documents, equal opportunity, occupational health and safety, severance, termination or discharge, collective bargaining and the payment of employee welfare and retirement and other Taxes, and no EUE Company is in violation of any Legal Requirements concerning retention of independent contractors.

                  (g) None of the EUE Companies has made any commitment in connection with any collective dismissal that has not been performed in full, nor has any of the EUE Companies made any commitment in connection with any future collective dismissal or reorganization.

                  (h) Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, either alone or in combination with another event (whether contingent or otherwise) will (i) entitle any current or former employee, consultant, director or officer of any of the EUE Companies to any increased or modified benefit or payment; (ii) increase the amount of compensation due to any such employee, consultant, director or officer; or (iii) accelerate the vesting, payment or funding of any compensation, stock-based benefit, incentive or other benefit.

                  (i) Schedule 5.22(i) sets forth a description of the obligations of the EUE Companies vis-a-vis bodies representing their employees, insofar as such obligations exceed those provided for by Law or the collective status referred to in Section 5.22(c).


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Share Exchange Agreement - CTC & Shareholders of EU Energy plc           Page 19

                  (j) The Sellers have caused the workers' committees of the EUE Companies to be informed of and/or consulted, as required under applicable Law, in connection with the execution of this Agreement and the transactions contemplated hereunder.

                  (k) Exhibit 5.22(k) sets forth all undertakings, obligations and agreements of any EUE Company made vis-a-vis or with former employees, officers or directors, which have not yet been fully discharged or terminated.

         5.23 Employee Benefit Matters.

                  (a) Schedule 5.23 lists each of the following (collectively referred to as the "Plans," and individually referred to as a "Plan") which is sponsored, maintained or contributed to or by any EUE Company for the benefit of the current or former employees, senior managers or directors of any EUE Company, or has been so sponsored, maintained or contributed to within six years prior to the Closing Date:

                           (1) each  personnel  policy,  stock  option  or stock
bonus  plan,  collective  bargaining  agreement,   bonus  plan  or  arrangement,
incentive award plan or arrangement, fringe benefits (e.g., company cars), advantages in kind, vacation policy, severance pay plan, policy or agreement, retention or other agreement, deferred compensation agreement or arrangement, profit sharing agreement or arrangement, executive compensation or supplemental income or retirement arrangement or any other long-term incentive or equity based plan, policy, agreement or arrangement, such as stock appreciation rights or phantom stock, incentive and company savings schemes, consulting agreement, employment agreement and each other employee benefit plan, agreement, arrangement,  program,  practice  or  understanding  which is not  described  in
Section 5.23(a)(1); and

                           (2) any  regional,  local or  individual  company  or
establishment   practices  which  provide  for  advantages  which  exceed  those resulting from applicable laws.

                  (b) True, correct and complete copies of each of the Plans, and related trusts, if applicable, including all amendments thereto, have been furnished or made available to Buyer. There has also been furnished or made available to Buyer, with respect to each Plan and to the extent applicable: (i) the most recent annual or other report filed with each Governmental Authority,
(ii) the insurance contract and other funding agreement, and all amendments thereto, and (iii) the most recent summary plan description.

                  (c) Except to the extent set forth in accordance with applicable laws, no Plan or Contract listed on Schedule 5.23(c) provides retiree medical or retiree life insurance benefits to any Person, and EUE Companies is not contractually or otherwise obligated (whether or not in writing) to provide any Person with life insurance or medical benefits upon retirement or termination of employment.

                  (d) Each EUE Company has substantially performed all obligations, whether arising by operation of any Legal Requirement or by contract, required to be performed by it in connection with the Plans, and each Plan has been administered in substantial compliance with its governing documents and applicable Legal Requirements. There are no actions, suits or claims pending (other than routine claims for benefits) or, to the Knowledge of the Major Shareholders, threatened against, or with respect to, any of the Plans or their assets, and there is no matter pending with respect to any of the Plans before any Governmental Authority. Except for the Plans, there are no employee benefit plans, that are sponsored, maintained or contributed to, or have been sponsored, maintained or contributed to within six years prior to the Closing Date, by any EUE Company or any Affiliate of an EUE Company.

                  (e) Except as listed in Schedule 5.23(e), none of the EUE Companies had in the past compensation plans in place, including any deferred compensation plan, profit sharing plan, gain sharing plan, stock option plan, stock bonus plan, executive compensation plan, executive perquisites, executive supplemental retirement plan or any other long-term incentive plan, such as stock appreciation rights or phantom stock. None of the EUE Companies has disseminated in writing or otherwise generally notified its employees of any intent or commitment (whether or not legally binding) to create or implement any additional employee benefit plan or to amend, modify or terminate any existing employee benefit plan.


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Share Exchange Agreement - CTC & Shareholders of EU Energy plc           Page 20

                  (f) Except as disclosed in Schedule 5.23(f) or required under German statutory social security law, with respect to employees based in Germany, no Company has committed to pay retirement or other benefits to any of its current or former employees. Pension accruals have been, or will be, made in the statutory annual accounts of the German EUE Companies as of March 31, 2004, up to the maximum amount permitted under Section 6a of the German Income Tax Act (Einkommensteuergesetz).

                  (g) Other than the obligation on Parent Company to contribute to the personal pension plans of Mr. Stuart Jackson and Mr. Victor Lilly as set forth in the Due Diligence Documents (the "Personal Pension Plans") and other than the obligation of the EUE Companies to provide health plan benefits to Porter and Stephen Bircher as set out in their service/consultancy agreements (copies of which are in the Due Diligence Documents) no EUE Company has any obligation (legally binding or otherwise) to provide or contribute towards pension benefits, death benefits or healthcare benefits in respect of its past or present officers or employees. Parent Company has fulfilled all of its obligations under the Personal Pension Plans.

                  (h) Parent Company has a designated stakeholder pension scheme in accordance with the requirements of the Welfare Reform and Pensions Act 1999 (and the regulations made under it) and has at all times complied with its obligations under that Act in relation to all of its "relevant employees" (as defined for the purposes of that Act) and full details of that designated scheme are set out in Schedule 5.23.

                  (i) No unlawful discrimination on grounds of sex, disability, marital status, hours of work, sexual orientation, religion or belief is or has at any stage been made in the provision of pension benefits, death benefits and/or healthcare benefits by any EUE Company.

                  (j) So far as the Major Shareholders are aware no claims or complaints have been made or are pending in respect of the provision of (or failure to provide) pension benefits, death benefits or healthcare benefits by any employee of a EUE Company. No proposal or announcement has been made to any employee of a EUE Company or to any officer of a EUE Company about the introduction, continuance, increase or improvement of any pension benefits, death benefit or healthcare benefit.

         5.24 Environmental Matters.

                  (a) The EUE Companies have obtained all licenses, permits, authorizations, approvals and consents from Governmental Authorities which are required under any applicable environmental law and necessary for it to carry on its activities and operations as currently conducted ("Environmental Permits"). All such Environmental Permits are in full force and effect and will not be adversely affected by the consummation of this Agreement and the transactions contemplated hereby. The EUE Companies are in compliance with the terms and conditions of all such Environmental Permits, and have been and are in compliance with all applicable environmental laws.

                  (b) No Environmental Claims are pending or, to the Knowledge of the Major Shareholders threatened, with respect to any of the EUE Companies.

(c) No past or present actions, conditions or incidents with respect to the EUE Companies, the associated properties or assets, or the activities or operations thereon, including, without limitation, the emission, discharge, release or disposal (on-site or off-site) of any hazardous materials, require notification, investigation or remediation, or are reasonably likely to give rise to costs or liabilities, pursuant to applicable environmental laws.

         5.25 Customers, Vendors and Suppliers. To the best belief of the Major Shareholders, there is no present intent of any customer, vendor or supplier material to the Business to discontinue or substantially alter its relationship as such with the Business or EUE Company upon consummation of the transactions contemplated hereby.


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Share Exchange Agreement - CTC & Shareholders of EU Energy plc           Page 21

         5.26 Bank Accounts; Powers of Attorney. Schedule 5.26 sets forth each bank, savings institution and other financial institution with which an EUE Company has an account or safe deposit box and the names of all persons authorized to draw thereon or to have access thereto. Except as disclosed on
Schedule 5.26, no EUE Company has given any revocable or irrevocable powers of attorney or similar grant of authority to any Person relating to its business for any purpose whatsoever.

         5.27 Insurance. Except as set forth in Schedule 5.27, the Due Diligence Documents sets forth a true and complete list of all policies, binders, and insurance contracts with copies of all such documents under which any EUE Company, the Business or any of the EUE Assets is insured (the "Insurance Policies"). With respect to each Insurance Policy, a true and correct description of (a) the scope of coverage, (b) the limits of liability, (c) deductibles and other similar amounts, and (d) the aggregate limits and available coverage (if less than the aggregate limits) has been delivered as part of the Due Diligence Documents. Each of the Insurance Policies is in full force and effect, there has been no written notice of any cancellation or any threatened cancellation of any Insurance Policy.

         5.28 Books and Records. All books and records relating to the ownership and operation of the Business and the EUE Assets are located at the premises of the Business to which such books and records primarily relate, have been maintained substantially in accordance with applicable Legal Requirements and comprise all of the material books and records relating to the ownership and operation of the Business and the EUE Assets.

         5.29 Certain Payments. (a) Except as set forth in Schedule 5.29, no finder's fee or other payment has been, or will be, made by or on behalf of any of the EUE Companies in respect of, or in connection with, any commitment to any Person which is not a party to such commitment. Except as set forth in Schedule 5.29, no funds or assets of any of the EUE Companies have been used for illegal purposes; no unrecorded funds or assets of any of the EUE Companies have been established for any purpose; no accumulation or use of the EUE Companies' corporate funds or assets has been made without being properly accounted for in the books and records of such EUE Company; all payments by or on behalf of each of the EUE Companies have been duly and properly recorded and accounted for in their respective books and records; no fraudulent entry has been made in the books and records of any of the EUE Companies for any reason; no payment has been made by or on behalf of any of the EUE Companies with the understanding that any part of such payment is to be used for any purpose other than that described in the documents supporting such payment; and none of the EUE Companies has made, directly or indirectly, any illegal contributions to any political party or candidate, either domestic or foreign.

                  (b) Neither any EUE Company nor any director, officer, employee has made any direct or indirect unlawful payment to any foreign or domestic governmental official or employee, or made any illegal bribe, rebate, payoff, influence payment, kickback or other unlawful payment in connection with the Business. To the Knowledge of the Major Shareholders, neither any agent nor any other person associated with or acting on behalf of any EUE Company has made any direct or indirect unlawful payment to any foreign or domestic governmental official or employee, or made any illegal bribe, rebate, payoff, influence payment, kickback or other unlawful payment in connection with the Business.

         5.30 Information All information relating to the Parent Company contained in the letter from Parent Company to its shareholders dated 23 May 2006 was at such date and will be at Closing true, complete, accurate and not misleading. Each EUE Company has fully disclosed or made available to the Buyer any fact, matter or occurrence that is or could reasonably be expected to be material in the context of such EUE Company's current financial position.

         5.31 Subsidies. None of the EUE Companies has been granted any subsidy by any Governmental Authority which the EUE Company is obliged to repay either in full or in part until the Closing, or would be obliged to repay either in full or in part subsequent to the Closing as a result of any of the transactions contemplated by this Agreement.


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Share Exchange Agreement - CTC & Shareholders of EU Energy plc           Page 22

                                   ARTICLE VI
                     REPRESENTATIONS AND WARRANTIES OF BUYER

         Buyer represents and warrants to the Sellers as of the Closing Date as follows. Buyer hereby acknowledges that the Sellers are relying on the following representations and warranties in entering into this Agreement.

         6.1 Organization. Buyer is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Nevada.

         6.2 Authority; Enforceability. Buyer has all requisite corporate power and authority to execute and deliver this Agreement and any other Transaction Documents to which it is a party and to perform its obligations hereunder and thereunder. The execution and delivery of this Agreement and the other
Transaction Documents to which Buyer is a party and the performance of its obligations contemplated hereby and thereby have been duly and validly approved by all corporate action necessary on behalf of Buyer. This Agreement and each of the Transaction Documents to which Buyer is a party constitutes the legal, valid and binding obligations of Buyer, enforceable against it in accordance with their terms, subject to Creditors' Rights. All other documents required hereunder to be executed and delivered by Buyer at the Closing have been duly authorized, executed and delivered by such entity and constitute the legal, valid and binding obligations of Buyer, enforceable against it in accordance with their terms, subject to the Creditors' Rights.

         6.3 Absence of Conflicts. Neither the execution and delivery by Buyer of this Agreement or the other Transaction Documents to which it is a party, nor the consummation of the transactions contemplated hereby and thereby will (a) violate or breach the terms of, cause a default under, conflict with, result in the acceleration of, create in any party the right to accelerate, terminate, modify or cancel, require any notice or consent or give rise to any preferential purchase or similar right under (i) any applicable Legal Requirement, or (ii) any material Contract to which Buyer is a party or by which it, or any of its properties, is bound; (b) result in the creation or imposition of any Lien (other than a Permitted Lien) on any of Buyer's assets or properties; (c) result in the cancellation, forfeiture, revocation, suspension or adverse modification of any existing consent, approval, authorization, license, permit, certificate or order of any Governmental Authority; or (d) with the passage of time or the giving of notice or the taking of any action of any third party have any of the effects set forth in clause (a), (b) or (c) of this Section 6.3.

         6.4 SEC Documents; Buyer Financial Statements. Buyer has furnished or made available to the Company true and complete copies of all SEC Documents filed by it with the SEC since January 1, 2005, all in the form so filed. As of their respective filing dates, such SEC Documents filed by Buyer and all SEC Documents filed after the date hereof but before the Closing complied or will comply in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the SEC thereunder, as the case may be, and none of the SEC Documents contained or will contain any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading, except to the extent such SEC Documents have been corrected, updated or superseded by a document subsequently filed with the SEC. The financial statements of Buyer, including the notes thereto, included in the SEC Documents (the "Buyer Financial Statements") comply as to form in all material respects with the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with GAAP consistently applied (except as may be indicated in the notes thereto or, in the case of unaudited statements, as permitted by Form 10-Q under the Exchange Act) and present fairly the consolidated financial position of Buyer at the dates thereof and the consolidated results of its operations and cash flows for the periods then ended (subject, in the case of unaudited financial statements, to normal year-end adjustments). There has been no change in Buyer's accounting policies except as described in the notes to the Buyer Financial Statements. Except as reflected or reserved against in the Buyer Financial Statements, Buyer has no material Liabilities, except for Liabilities and obligations (i) incurred in the ordinary course of business since the date of the most recent Buyer Financial Statements or (ii) that would not be required to be reflected or reserved against in the balance sheet of Buyer prepared in accordance with GAAP.

         6.5 Capitalization. The authorized capital stock of Buyer consists of 300,000,000 shares of Common Stock, $0.001 par value per share, of which 136,368,543 shares of Common Stock, were issued and outstanding as of the close of business on June 1, 2006. The shares of Buyer Common Stock to be issued pursuant to the Share Exchange will be duly authorized, validly issued, fully paid, and non-assessable.


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Share Exchange Agreement - CTC & Shareholders of EU Energy plc           Page 23

         6.6 Brokers' Fees. Buyer has no liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement for which the Sellers or their respective Affiliates could become liable or obligated.

         6.7 Information. All information relating to the Buyer contained in the memorandum from Parent Company to its shareholders dated 23 May 2006 was at such date and will be at Closing true, complete, accurate and not misleading. Buyer has fully disclosed to emw law LLP, counsel to the Major Shareholders, any fact, matter or occurrence that is or could reasonably be expected to be material in the context of Buyers or its Affiliates current financial position, subject to an obligation to maintain confidentiality over material, non-public information pertaining to the Buyer.


                                   ARTICLE VII
                                    COVENANTS


         7.1 Releases and Termination. Save in respect of obligations created under this Agreement and for any rights under any employment or consultancy agreement each EUE Shareholder severally hereby releases and discharges Buyer and its Affiliates (including each EUE Company after the Closing) and their respective successors, heirs and assigns, officers, directors, employees, consultants, representatives and agents from any and all obligations (including indemnification obligations) and Claims, known and unknown, that have accrued or may accrue and that relate to acts or omissions prior to the Closing Date, including any and all Damages, whether such obligations, Claims or Damages arise in tort, contract or statute, including without limitation obligations, Claims or Damages (a) arising under EUE Organizational Documents or any Contract of any of the EUE Companies and (b) relating to actions or omissions of such EUE Company, or any acts or omissions of the directors, shareholders or officers (former or present) including those committed while serving in their capacity as shareholders, directors, officers, employees or similar capacities of such EUE Company, and including in each case any and all Claims which the EUE Shareholder does not know or suspect to exist in his, her or its favor as of the date hereof. Each EUE Shareholder hereby waives any preemptive rights that he or it may have, or ever had, with respect to any Interest in any EUE Company and waives any right he or it may have under the EUE Organizational Documents or otherwise to acquire any Interest in any EUE Company being transferred pursuant to, or as contemplated by, this Agreement or any transfer that occurred prior to the date hereof. THE RELEASES CONTAINED IN THIS SECTION 7.1 APPLY TO ALL CLAIMS, AND EACH EUE SHAREHOLDER AGREES TO WAIVE THE BENEFITS OF ANY LAW (INCLUDING PRINCIPLES OF COMMON LAW) OF ANY JURISDICTION OF THE UNITED STATES OR OF ANY JURISDICTION OUTSIDE OF THE UNITED STATES THAT PROVIDES THAT A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CLAIMANT DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT. IN PARTICULAR EACH EUE SHAREHOLDER HEREBY EXPRESSLY, VOLUNTARILY AND KNOWINGLY WAIVES, RELINQUISHES AND ABANDONS EACH AND EVERY RIGHT, PROTECTION AND BENEFIT TO WHICH THEY WOULD BE ENTITLED NOW OR AT ANY TIME HEREAFTER UNDER SECTION 1542 OF THE CALIFORNIA CIVIL CODE, which provides:

         "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

In making this voluntary express waiver of the protection of California Civil Code Section 1542 (or its equivalent in other jurisdictions), the EUE Shareholders acknowledge that they are aware that they may discover claims or facts in addition to or different from those which are known or believed to exist with respect to the matters mentioned herein. The EUE Shareholders hereby fully and forever settle and release any and all such matters, claims and disputes, whether known or unknown, suspect or unsuspected, anticipated or unanticipated.


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Share Exchange Agreement - CTC & Shareholders of EU Energy plc           Page 24

         7.2 Non-Competition.

                  (a) (i) Each Major Shareholder and, its officers, directors, partners, controlling shareholders (if any) or any other Affiliate of such Major Shareholder (each a "Non-Competition Party" and collectively, the "Non-Competition Parties"), in order to induce Buyer to enter into this Agreement, expressly covenants and agrees on a several basis that during the Prohibited Period (as defined below), (A) the Non-Competition Party will not engage directly or indirectly in any business in which the Business is engaged at Closing (a "Competing Business") in the world (the "Restricted Area"), (B) the Non-Competition Party will not, and will cause its Affiliates not to, directly or indirectly, own, manage, operate, join, become an employee or consultant of, control or participate in or be connected with, , any business, individual, partnership, firm, corporation or other entity, which engages in a Competing Business in the Restricted Area and (C) the Non-Competition Party will not, and will cause its Affiliates not to, sell or market, directly or through distributors, brokers or other intermediaries, any EUE Products and the Non-Competition Party will not join, become an employee or consultant of, control or participate in or be connected with, or loan money to or sell or lease equipment to, any Person which sells any EUE Products, in each case in the Restricted Area in which EUE sells or markets, directly or through distributors, brokers or other intermediaries, any EUE Products as of the Closing Date. As used in this Section 7.2(a), "Business" shall refer to the products sold and services provided by any EUE Company in the operation of the Business during the 12-month period preceding the Closing Date. "Prohibited Period" shall mean three years from and after the Closing Date. "EUE Products" shall mean the products provided by the EUE Companies in the operation of the Business during the 12-month period preceding the Closing Date, or other products that are functionally equivalent.

                           (ii) Notwithstanding  the  restrictions  contained in
Section 7.2(a)(i), a Non-Competition Party may own an aggregate of not more than 3% of the outstanding stock of any class of any corporation engaged in a Competing Business, if such stock is listed on a national securities exchange or regularly traded in the over-the-counter market by a member of a national securities exchange, without violating the provisions of Section 7.2(a)(i), provided that neither the Non-Competition Party nor its Affiliates have the power, directly or indirectly, to control or direct the management or affairs of any such corporation and are not involved in the management of such corporation.

                           (iii)  Each of the  Non-Competition  Parties  further
expressly covenants and agrees that during the Prohibited Period, the Non-Competition Parties will not, and the Non-Competition Parties will cause its Affiliates not to (1) engage or employ, or solicit or contact with a view to the engagement or employment of any person who is an officer, employee, consultant or advisor of Buyer and its controlled Affiliates (including the EUE Companies after the Closing) or (2) canvass, solicit, approach or entice away or cause to be canvassed, solicited, approached or enticed away from Buyer and its controlled Affiliates (including the EUE Companies after the Closing) any person who or which is a customer, distributor, or supplier of Buyer and its controlled Affiliates (including the EUE Companies after the Closing) or (3) call on or solicit any of Buyer's customers, distributors or suppliers, or their controlled Affiliates for the purpose of providing that Person any of Buyer's proprietary information or any other confidential information that relates to Buyer's business or services.

                           (iv) To the  extent  that  any  part of this  Section
7.2(a) may be invalid, illegal or unenforceable for any reason, it is intended that such part shall be enforceable to the extent that a court of competent jurisdiction shall determine that such part, if more limited in scope, would have been enforceable, and such part shall be deemed to have been so written and the remaining parts shall as written be effective and enforceable in all events.

                  (b) The Non-Competition Parties and Buyer agree and acknowledge that the limitations as to time, geographical area and scope of activity to be restrained as set forth in Section 7.2(a) are reasonable and do not impose any greater restraint than is necessary to protect the legitimate business interests of Buyer. The Non-Competition Parties and Buyer further agree and acknowledge that, in the event of a breach or threatened breach of any of the provisions of this Section 7.2, Buyer shall be entitled to immediate injunctive relief, as any such breach would cause Buyer irreparable injury for which it would have no adequate remedy at law. Nothing herein shall be construed so as to prohibit Buyer from pursuing any other remedies available to it hereunder, at law or in equity for any such breach or threatened breach.


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Share Exchange Agreement - CTC & Shareholders of EU Energy plc           Page 25

                  (c) The Non-Competition Parties hereby represent to Buyer that they have read and understand, and agree to be bound by, the terms of this
Section 7.2. The Non-Competition Parties acknowledge that the geographic scope and duration of the covenants contained in this Section 7.2 are the result of arm's-length bargaining and are fair and reasonable in light of (i) the nature and worldwide potential scope of the operations of the EUE Companies, (ii) the fact that the Business is conducted throughout the geographic area where competition is restricted by this Agreement, and (iii) the amount of consideration that the Non-Competition Parties or their Affiliates are receiving in connection with the transactions contemplated by this Agreement. It is the desire and intent of the parties that the provisions of this Agreement be enforced to the fullest extent permitted under applicable Legal Requirements, whether now or hereafter in effect and therefore, to the extent permitted by applicable Legal Requirements, the parties hereto waive any provision of applicable Legal Requirements that would render any provision of this Section
7.2 invalid or unenforceable.

         7.3 Use of Name. Except in the normal course of employment with Buyer or one of its subsidiaries, from and after the Closing Date, no EUE Shareholder nor any of their Affiliates will directly or indirectly use in any manner any trade name, trademark, service mark or logo used by any of the EUE Companies or any word or logo that is similar in sound or appearance.

         7.4 Further Assurances. Each party hereto will, at the request of any other party hereto, take such further actions as are requested and execute any additional documents, instruments or conveyances of any kind which may be reasonably necessary to further effect the transactions contemplated by this Agreement.

         7.5 Confidentiality. Each EUE Shareholder severally agrees that for a period of five years after the Closing Date and any facts, information, know how, processes, trade secrets, customer lists or confidential matters that relate in any way to the Business or an EUE Company shall be maintained in confidence and shall not be divulged by the EUE Shareholder or any of its Affiliates to any party unless and until they shall become public knowledge (other than by disclosure in breach of this Section 7.5) or as required by applicable Legal Requirements; provided however, before any EUE Shareholder or any of its Affiliates discloses any of the foregoing as may be required by applicable Legal Requirements, such Person shall, if possible, give Buyer reasonable advance notice and take such reasonable actions as Buyer may propose to minimize the required disclosure.

         7.6 Books and Records. The Major Shareholders acknowledge and agree that from and after the Closing Buyer will be entitled to the originals of all Books and Records that are in the Major Shareholders' possession. The Major Shareholders will promptly deliver to Buyer such originals or copies of all Books and Records. Buyer shall cooperate in all reasonable respects with Sellers and will make available to the Sellers, during normal business hours, the Books and Records which relate to the period preceding the Closing Date and which are necessary or useful in connection with any third-party tax inquiry, audit or similar investigation or any dispute or litigation; provided, however, that prior to receiving access to any of the Books and Records, the Sellers shall enter into a customary confidentiality agreement binding on them and any other Person to whom the information may be disclosed; and provided further, however, that Buyer shall be entitled to destroy Books and Records in accordance with a customary document retention policy.

         7.7 Publicity. Except as required by a court of competent jurisdiction or applicable Legal Requirements, including applicable securities laws and regulations, and except for disclosures required to be made in the financial statements of Buyer or any of its Affiliates or in offering documents, none of the parties hereto nor any of their respective Affiliates shall, without the prior consent of the other parties (which shall not be unreasonably withheld), make any statement or any public announcement or press release with respect to the transactions contemplated by this Agreement.


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Share Exchange Agreement - CTC & Shareholders of EU Energy plc           Page 26

         7.8 Intentionally Deleted.

         7.9 Access and Investigation. Subject to the terms of this Agreement regarding confidentiality, during the period commencing on the date of this Agreement and ending at the Closing (the "Interim Period") or until this Agreement is terminated pursuant to Section 11, upon reasonable notice to the Major Shareholders representative, Michael Porter, the Major Shareholders shall, and shall cause such Sellers' Representatives to: (a) provide Buyer and Buyer's Representatives with reasonable access during normal business hours to such Buyer's Representatives, personnel and assets and to all existing books, records, Tax Returns, work papers and other documents and information relating to the EUE Companies that Buyer may reasonably request in connection with this Agreement and the consummation of the Transactions; (b) provide Buyer and Buyer's Representatives with such copies of the existing books, records, Tax Returns, work papers, product data, and other documents and information relating to the EUE Companies, and with such additional financial, operating and other data and information regarding the EUE Companies as Buyer may reasonably request in connection with this Agreement and the consummation of the Transactions; and
(c) permit Buyer's officers and other employees to meet, upon reasonable notice and during normal business hours, with the chief financial officer and other officers and managers of the EUE Companies responsible for the Parent Company's consolidated financial statements and the internal controls of Parent Company to discuss such matters as Buyer may reasonably deem necessary or appropriate in order to enable Buyer to satisfy its obligations under the Sarbanes-Oxley Act and the rules and regulations relating thereto. Without limiting the generality of any of the foregoing, during the Interim Period or until this Agreement is terminated pursuant to Section 11, Major Shareholders shall cause the Parent Company to promptly provide Buyer with copies of:

                  (a) the unaudited monthly consolidated balance sheets of each EUE Company as of the end of each calendar month and the related unaudited monthly consolidated statements of operations, statements of stockholders' equity and statements of cash flows for such calendar month, which shall be delivered within fifteen days after the end of such calendar month;

                  (b) all material operating and financial reports prepared by each EUE Company for its senior management;

                  (c) any written materials or communications sent by or on behalf of any EUE Company to its stockholders;

                  (d) any material notice, document or other communication sent by any EUE Company that is a party to any Material Contract, or sent to any EUE Company by any party to any Material Contract (other than any communication that relates solely to routine commercial transactions between such Party and the other party to any such Material Contract, and that is of the type sent in the ordinary course of business and consistent with past practices);

                  (e) any notice, report or other document filed with or otherwise furnished, submitted or sent to any Governmental Authority on behalf of a Party in connection with the Transactions;

                  (f) any non-privileged notice, document or other communication sent by or on behalf of, or sent to, an EUE Company relating to any pending or threatened Legal Proceeding involving or affecting such Party; and

                  (g) any material notice, report or other document received by a Party from any Governmental Authority.

         7.10 Operation of EUE and Buyer Business.

                  (a) During the Interim Period the Major Shareholders shall cause: (i) each EUE Company to conduct its business and operations: (A) in the ordinary course of business and in accordance with past practices, (other than taking such actions as may be necessary or advisable in connection with the consummation of the Transactions); and (B) in compliance with all applicable Legal Requirements and the requirements of all Material Contracts; (ii) each EUE Company to use commercially reasonable efforts to preserve intact its current business organization, keep available the services of its current senior managers and other employees and maintain its relations and goodwill with all suppliers, customers, landlords, creditors, licensors, licensees, employees and other Persons having business relationships with any EUE Company; and (iii) each EUE Company to notify the Buyer promptly of: (A) any notice or other communication from any Person alleging that the Consent of such Person is or may be required in connection with any of the Transactions; and (B) any Legal Proceeding against, relating to, involving or otherwise affecting any EUE Company that is commenced, or, to the Knowledge of Major Shareholders, threatened against, any EUE Company.


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Share Exchange Agreement - CTC & Shareholders of EU Energy plc           Page 27

                  (b) Except as set forth in Schedule 7.10 or as may be necessary or advisable in connection with the consummation of the Transactions, during the Interim Period, the Major Shareholders shall not (with respect to the business or operations of the Parent Company), and Major Shareholders shall cause each EUE Company not to, without the prior written consent of Buyer:

                           (i) declare, accrue, set aside or pay any dividend or
                  make any other distribution in respect of any shares of capital stock or other security, or repurchase, redeem or otherwise reacquire any share capital, interests or other securities;

                           (ii) sell, issue, grant or authorize the sale, issuance or grant of: (A) any share capital or other security;
                  (B) any option, call, warrant or right to acquire any share capital or other security; or (C) any instrument convertible into or exchangeable for any share capital or other security;

                           (iii) amend or waive any of its rights under, or permitted the acceleration of vesting under any provision of:
                  (A) any restricted stock purchase agreement; or (B) any other Contract evidencing or relating to any equity award (whether payable in cash or stock);

                           (iv) amend or permit the adoption of any amendment to
                  its certificate of incorporation or memorandum and articles of association, or effect or become a party to any merger, consolidation, share exchange, business combination, amalgamation, recapitalization, reclassification of shares, stock split, reverse stock split, division or subdivision of shares, consolidation of shares or similar transaction or otherwise acquire or agree to acquire any assets that are material, individually or in the aggregate, to the business of EUE (save in the ordinary course of business);

                           (v) form any Subsidiary or acquire any equity interest or other interest in any other Person or enter into any material partnership arrangements, joint development agreements or strategic alliances;

                           (vi) make any material capital expenditure;

                           (vii) acquire, lease or license any right or other asset from any other Person or sell encumber, convey, assign, or otherwise dispose of or transfer of, or lease or license or sublicense, any right or other asset or interest therein to any other Person (except in each case for assets (that are not material individually or in the aggregate) acquired, leased, licensed or disposed of by EUE in the ordinary course of business and consistent with past practices), or waive or relinquish any material right;

                           (viii) other than in the ordinary  course of business
                  consistent with past practice, write-off as uncollectible, or establish any extraordinary reserve with respect to any material receivable or other indebtedness;

                           (ix) make any  pledge of any of its  assets or permit
                  any of its assets to become subject to any Encumbrances, except for pledges of or Encumbrances with respect to immaterial assets made in the ordinary course of business consistent with past practices;

                           (x) lend money to any Person,  or incur or  guarantee
                  any indebtedness or issue or sell any debt securities or options, warrants, calls or other rights to acquire any debt securities of EUE;

                           (xi) other than in the  ordinary  course of  business
                  consistent with past practices, establish, adopt, enter into or amend any stock option or bonus plan, pay any bonus or make any profit-sharing or similar payment to, or increase the amount of the wages, salary, commissions, fringe benefits or other compensation (including equity-based compensation, whether payable in stock, cash or other property) or remuneration payable to any of its directors or any of its officers or other employees except as required by law;


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Share Exchange Agreement - CTC & Shareholders of EU Energy plc           Page 28

                           (xii) make any grant of exclusive rights to any third
                  party;

                           (xiii) make any material Tax election or adopt or change any accounting methods, principles or practices;

                           (xiv)   commence   or  settle  any   material   Legal
                  Proceeding;

                           (xv) enter into any material  transaction or take any
                  other material action outside the ordinary course of business or inconsistent with past practices;

                           (xvi) commence or settle any Legal Proceeding,  other
                  than in the ordinary course of business consistent with past practices;

                           (xvii) agree or commit to take any of the actions described in clauses "(i)" through "(xvi)" of this Section 7.10(b).

                  (c) During the Interim Period, the Major Shareholders shall cause Parent Company to promptly notify Buyer in writing, by delivery of an updated Disclosure Schedule, of: (i) the discovery by any EUE Company of any event, condition, fact or circumstance that occurred or existed on or prior to the date of this Agreement and that caused or constitutes a material inaccuracy in any representation or warranty made regarding any EUE Company in this
Agreement or an inaccuracy or warranty regarding any EUE Company in this Agreement that would have a Material Adverse Effect; (ii) any event, condition, fact or circumstance that occurs, arises or exists after the date of this
Agreement and that would cause or constitute a material inaccuracy in any representation or warranty made with respect to any EUE Company in this Agreement if: (A) such representation or warranty had been made as of the time of the occurrence, existence or discovery of such event, condition, fact or circumstance; or (B) such event, condition, fact or circumstance had occurred, arisen or existed on or prior to the date of this Agreement; (iii) any material breach of any covenant or obligation of Parent Company; and (iv) any event, condition, fact or circumstance that could reasonably be expected to make the timely satisfaction of any of the conditions set forth in Sections 8.2 impossible or materially less likely or that has resulted in or would reasonably be expected to result in an EUE Material Adverse Effect. Without limiting the generality of the foregoing, Seller shall promptly advise Buyer in writing of any Legal Proceeding or claim threatened, commenced or asserted against or with respect to, or otherwise affecting, any EUE Company or, to the Knowledge of Major Shareholders, any director or officer of a EUE Company. No notification given to Buyer pursuant to this Section 7.10(c) shall limit or otherwise affect any of the representations, warranties, covenants or obligations of Seller or EUE contained in this Agreement.

                  (d) During the Pre-Closing Period, the Seller will not, and will not agree or commit to, sell, transfer, dispose of or otherwise Encumber any of the EUE Shares.

                  (e) During the Interim Period Buyer will not dispose of any material part of its business and/or assets without the prior written consent of Porter.

         7.11 No Solicitation. Each Major Shareholder severally agrees that neither it nor any of its Subsidiaries shall, nor shall it nor any of its Subsidiaries authorize or permit any of the officers, directors, investment bankers, attorneys or accountants retained by it or any of its Subsidiaries to, and that it shall use commercially reasonable efforts to cause its and its Subsidiaries' non-officer employees and other agents not to (and shall not authorize any of them to) directly or indirectly: (i) solicit, initiate, encourage, induce or knowingly facilitate the communication, making, submission or announcement of any Acquisition Proposal or Acquisition Inquiry or take any action that could reasonably be expected to lead to an Acquisition Proposal or Acquisition Inquiry; (ii) furnish any information regarding any EUE Company to any Person in connection with or in response to an Acquisition Proposal or Acquisition Inquiry; (iii) engage in discussions or negotiations with any Person with respect to any Acquisition Proposal or Acquisition Inquiry; (iv) approve, endorse or recommend any Acquisition Proposal; or (v) execute or enter into any letter of intent or similar document or any Contract contemplating or otherwise relating to any Acquisition Transaction.


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Share Exchange Agreement - CTC & Shareholders of EU Energy plc           Page 29

         7.12 Registration Rights. The Buyer shall:

                  (a) as soon as practicable after the Closing, but in no event later than the ninetieth (90th) day following the Closing, prepare and file with the SEC a registration statement under the Securities Act on Form S-3 (or, if the Company is ineligible to use Form S-3, then on Form SB-2 or S-1) (the "Registration Statement") relating to the sale of the Buyer Shares by the EUE Shareholders from time to time on the OTC Bulletin Board;

                  (b) subject to receipt of necessary information from the EUE Shareholders, use its best efforts to cause the SEC to declare the Registration Statement effective as soon as possible after its filing;

                  (c) notify emw Law LLP whose address appears in Section 10.2 promptly upon the Registration Statement, and any post-effective amendment thereto, being declared effective by the SEC;

                  (d) prepare and file with the SEC such amendments and supplements to the Registration Statement and the prospectus contained therein and take such other action, if any, as may be necessary to keep the Registration Statement effective until the earlier of (i) the second anniversary of the Closing Date or (ii) all of the Buyer Shares have been sold pursuant to the Registration Statement or Rule 144 under the Securities Act or any other rule of similar effect;

                  (e) during the period when copies of the prospectus are required to be delivered under the Securities Act or the Securities Exchange Act of 1934 (the "Exchange Act"), file all documents required to be filed with the SEC pursuant to Section 13, 14 or 15 of the Exchange Act within the time periods required by the Exchange Act and the rules and regulations promulgated thereunder;

                  (f) bear all expenses for the procedures in paragraphs (a) through (g) of this Section 7.12 in connection with registration of the Buyer Shares.

                  (g) Each of the Parties shall ensure that the Registration Statement (so far as it relates to information about the Party) will not at the time it becomes effective under the Securities Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading.

         Each Party shall promptly furnish to the other Party all information concerning such Party and such Party's subsidiaries and such Party's stockholders that may be required or reasonably requested in connection with any action contemplated by this Section 7.12.

         7.13 Parent Company Stockholders' Meeting.

                  (a) Subject to Section 8.2 Major Shareholders shall cause Parent Company to hold an extraordinary general meeting or meetings of the holders of Seller's outstanding share capital (the "Parent Company Stockholders' Meeting"). Sellers agree that such notice shall include resolution that Parent Company be re-registered as a private limited company, (collectively, the "Resolution"). The Parent Company Stockholders' Meeting shall be held on June 15, 2006. In the event that holders of at least 95% of the outstanding Parent Company Common Stock do not approve the Resolution, at Buyer's written request, each Major Shareholder shall take all actions necessary to cause shareholder approval of this transaction, including without limitation, assisting Buyer in preparing an Offer Letter to acquire EUE Shares that complies with the City Code on Takeovers and Mergers.

         7.14 Regulatory Approvals. Each Party shall use commercially reasonable efforts to file or otherwise submit, as soon as practicable after the date of this Agreement, all applications, notices, reports and other documents reasonably required to be filed by such Party with or otherwise submitted by such Party to any Governmental Authority with respect to the Transactions, and to submit promptly any additional information requested by any such Governmental Authority.


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Share Exchange Agreement - CTC & Shareholders of EU Energy plc           Page 30

         7.15 Additional Agreements.

                    (a) Subject to Section 7.15(b), the Parties shall use commercially reasonable efforts to cause to be taken all actions necessary to consummate and make effective the Transactions and to vest Buyer with full right, title, interest and possession of and to all of the EUE Shares. Without limiting the generality of the foregoing, but subject to Section 7.15(b), each Party to this Agreement: (i) shall make all filings and other submissions (if any) and give all notices (if any) required to be made and given by such Party in connection with the Transaction; (ii) shall use commercially reasonable efforts to obtain each Consent (if any) reasonably required to be obtained (pursuant to any applicable Legal Requirement or Contract, or otherwise) by such Party in connection with the Transactions or for such Contract to remain in full force and effect; (iii) shall use commercially reasonable efforts to lift any injunction prohibiting, or any other legal bar to, the Transactions; and (iv) shall use all commercially reasonable efforts to satisfy the conditions precedent to the consummation of the Transactions. Each Party shall provide to the other Party a copy of each proposed filing with or other submission to any Governmental Authority relating to the Transactions, and shall give the other Party a reasonable time prior to making such filing or other submission in which to review and comment on such proposed filing or other submission. Each Party shall promptly deliver to the other Party a copy of each such filing or other submission made, each notice given and each Consent obtained by such Party during the Interim Period.

                     (b) Notwithstanding anything to the contrary contained in this Agreement, no Party shall have any obligation under this Agreement: (i) to dispose of or transfer or cause any of its Subsidiaries to dispose of or transfer any assets; (ii) to discontinue or cause any of its Subsidiaries to discontinue offering any product or service; (iii) to license or otherwise make available, or cause any of its Subsidiaries to license or otherwise make available to any Person any intellectual property; (iv) to hold separate or cause any of its Subsidiaries to hold separate any assets or operations (either before or after the Closing Date); (v) to make or cause any of its Subsidiaries to make any commitment (to any Governmental Authority or otherwise) regarding its future operations; or (vi) to contest any Legal Proceeding or any order, writ, injunction or decree relating to the Transactions if such Party determines in good faith that contesting such Legal Proceeding or order, writ, injunction or decree could materially adversely affect such Party.

         7.16 Disclosure. Without limiting any of either Party's obligations under the Letter of Intent dated February 28, 2006, each Party shall not, and shall not permit any of its Subsidiaries or any Representative of such Party to, issue any press release or make any disclosure (to any customers or employees of such Party, to the public or otherwise) regarding the Transactions unless: (a) the other Party shall have approved such press release or disclosure in writing; or (b) such Party shall have determined in good faith, after consultation with outside legal counsel, that such disclosure is required by applicable Legal Requirements and before such press release or disclosure is issued or made, such Party advises the other Party of, and consults with the other Party regarding, the text of such press release or disclosure.

         7.17 EU Energy Principals' Agreements. Porter and Bircher shall execute and deliver to Buyer, prior to the Closing, an EU Energy Principals' Agreement in the form of Exhibit B. Buyer shall not register, or allow its transfer agent to register, on its books any transfer of any shares of its share capital owned by any "affiliate" of Parent Company who has not provided a signed EU Energy Principals' Agreement in accordance with this Section 7.17.

         7.18 Officers and Directors. The board of directors of Buyer shall take all actions necessary at or immediately following the Closing to appoint Michael Porter as an officer of the Buyer with the title of President and as the President of Parent Company. Michael Porter shall take all actions necessary to ensure that he shall comply with the filing and other obligations required by his appointment as an officer of the Buyer.

         7.19  10%  Ownership;   U.S.   Securities  Law  compliance.   Each  EUE
Shareholder shall notify Buyer if he, she or it acquires 10% or more of the outstanding shares of Buyer common stock, including options, warrants or convertible debentures exercisable or convertible into shares of Buyer common stock. Such EUE Shareholder shall make all required filings under Section 16 of the Securities Exchange Act of 1934, as amended, including without limitation, all Form 3s, Form 4s and Form 5s (or any equivalent forms) required thereunder. Each EUE Shareholder holding 5% or more of the outstanding common stock on a fully-diluted basis shall file a Schedule 13D or Schedule 13G (or any equivalent forms) as required by applicable U.S. Securities laws.


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Share Exchange Agreement - CTC & Shareholders of EU Energy plc           Page 31

                                  ARTICLE VIII
                              CONDITIONS TO CLOSING

         8.1 Mutual Obligations. The obligations of each Party to effect the Transactions are subject to the satisfaction or, to the extent permitted by applicable law, the written waiver by each of the Parties, at or prior to the Closing, of each of the following conditions:

                  (a) No Restraints. No temporary restraining order, preliminary or permanent injunction or other order preventing the consummation of any of the Transactions shall have been issued by any court of competent jurisdiction or other Governmental Authority and remain in effect, and there shall not be any Legal Requirement which has the effect of making the consummation of the any of the Transactions illegal.

                  (b) No Governmental Proceedings Relating to Transactions or Right to Operate Business. There shall not be any Legal Proceeding pending, or overtly threatened in writing by an official of a Governmental Authority in which such Governmental Authority indicates that it intends to conduct any Legal Proceeding or taking any other action: (a) challenging or seeking to restrain or prohibit the consummation of any of the Transactions; (b) that would materially and adversely affect the right or ability of Seller or Buyer to own the assets or operate the business of Buyer or EUE; or (c) seeking to compel Seller, EUE or Buyer to dispose of or hold separate any material assets as a result of the Transactions.

         8.2 Additional Conditions Precedent to Obligations of Buyer. The obligations of Buyer to effect the Transactions are subject to the satisfaction or the written waiver by Buyer, at or prior to the Closing, of each of the following conditions:

                  (a) Re-Registration as a Private Limited Company. Provision to the Buyer or the Buyer's legal advisors of a certified copy of the certificate of re-registration of a public company as a private limited company under the Companies Act 1985 as applicable to the Parent Company.

                  (b) Supermajority. EUE Shareholders holding more than 80% of the Parent Company Shares shall have entered into this Share Exchange Agreement.

                  (c) Accuracy of Representations. Save in respect of any matters having in aggregate a value of less than $500,000 the representations and warranties of Sellers, including Major Shareholders, contained in this Agreement shall have been true and correct on and as of June 14, 2006 and the Closing Date with the same force and effect as if made on June 14, 2006 and Closing Date, respectively, except (a) in each case, or in the aggregate, where the failure to be true and correct would not reasonably be expected to have an EUE Material Adverse Effect, or (b) for those representations and warranties which address matters only as of a particular date (which representations shall have been true and correct, subject to the qualifications as set forth in the preceding clause (a), as of such particular date) (it being understood that, for purposes of determining the accuracy of such representations and warranties, all "EUE Material Adverse Effect" qualifications and other qualifications based on the word "material" contained in such representations and warranties shall be disregarded

                  (d) Performance of Covenants. All of the covenants and obligations in this Agreement that Seller is required to comply with or to perform at or prior to the Closing shall have been complied with and performed by Seller in all material respects.

                  (e) Agreements and Other Documents. The Buyer shall have received the following agreements and other documents, each of which shall be in full force and effect:


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Share Exchange Agreement - CTC & Shareholders of EU Energy plc           Page 32

                           (1) EU Energy  Principals'  Agreements in the form of
                  Exhibit B, executed by Steven Bircher and Porter of Parent Company;

                           (2) a  certificate  executed  by the Chief  Executive
                  Officer of the Parent Company confirming that the conditions set forth in Sections 8.2(c) and (d) have been duly satisfied with respect to Major Shareholders and to the best of their knowledge by all other Sellers.


                           (3) to the extent  applicable,  certificates  of good
                  standing of the EUE Companies in their jurisdictions of organization and the various foreign jurisdictions in which they are qualified, certified charter documents;


                  (f) No EUE Material Adverse Effect. Since the date of this Agreement, there shall not have occurred any EUE Material Adverse Effect, and since the date of this Agreement no event shall have occurred and no circumstance shall have come into existence that, in combination with any other events or circumstances, would reasonably be expected to result in an EUE Material Adverse Effect.

                  (g) Cash Balances. Immediately prior to the Closing, Parent Company shall hold an amount of Cash equal to or greater than the amount of cash shown on the Audited Financial Statements, less any purchases or payments made in the normal course of business since the date of such Audited Financial Statements and less any other payments agreed in advance with the Buyer.

                  (h) Drag-Along Exercise. Except where EUE Shareholders holding 100% of the Parent Company Shares have executed this Agreement, Major Shareholders shall provide written evidence that a drag notice has been validly served prior to Closing on such of the EUE Shareholders who have not executed this Agreement in accordance with the provisions of article 22 of the Parent Company's articles of association.

                  (i) Due Diligence. The Buyer shall have been satisfied, by the close of business on June 14, 2006 Pacific Standard Time, with the results of its intellectual property, financial, customer, technical and legal due diligence, in its sole discretion. Such diligence to include access with Parent Company's external auditors and review of their paperwork.

                  (j) Fairness Opinion. The Buyer shall have received a fairness opinion, by the close of business on June 14, 2006, Pacific Standard Time, from The Mentor Group or another comparable independent appraiser stating that the transaction is fair to Buyer shareholders from a financial point of view.

         8.3. Additional Conditions Precedent to Obligations of each Seller. The obligations of any Seller to effect the Transactions are subject to the satisfaction or the written waiver by Seller, at or prior to the Closing, of each of the following conditions:

                  (a) Accuracy of Representations. The representations and warranties of Buyer contained in this Agreement shall be true and correct on and as of June 14, 2006 and Closing Date with the same force and effect as if made on June 14, 2006 and Closing Date, respectively, except (a) in each case, or in the aggregate, where the failure to be true and correct would not reasonably be expected to have a Buyer Material Adverse Effect, or (b) for those representations and warranties which address matters only as of a particular date (which representations shall have been true and correct, subject to the qualifications as set forth in the preceding clause (a), as of such particular date) (it being understood that, for purposes of determining the accuracy of such representations and warranties, all "Buyer Material Adverse Effect" qualifications and other qualifications based on the word "material" contained in such representations and warranties shall be disregarded.

                  (b) Performance of Covenants. All of the covenants and obligations in this Agreement that Buyer is required to comply with or to perform at or prior to the Closing shall have been complied with and performed in all material respects.


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Share Exchange Agreement - CTC & Shareholders of EU Energy plc           Page 33

                  (c) Documents. The representative of the Seller at the Closing or if no representative is present, the Parent Company shall have received the following documents:

                           (1) a  certificate  executed  by the Chief  Executive
                  Officer and Chief Financial Officer of Buyer confirming that the conditions set forth in Section 8.3(a) and (b);

                           (2) to the extent  applicable,  certificates  of good
                  standing of Buyer in its jurisdiction of organization, certified charter documents, certificates as to the incumbency of officers and the adoption of resolutions of its board of directors authorizing the execution of this Agreement.

                           (3) The Buyer shall have  transferred  to emw law LLP
                  the  Seller's  legal  costs not to exceed the amount  fixed in
                  Section 10.6.

                  (d) Agreement with Michael Porter. Michael Porter and the Buyer shall have concluded a consultancy agreement substantially in the form attached hereto as Exhibit "D".

                  (e) Buyer having completed due diligence and received the report of the Mentor Group (as referred to in 8.2 (i) and (j) respectively) by the due date or any subsequent date agreed upon by Buyer and Porter.


                                   ARTICLE IX
                                 INDEMNIFICATION


         9.1 Indemnities of the Major Shareholders.

                  (a) Major Shareholder Indemnified Liabilities. Subject to the provisions of this Article IX, from and after the Closing, each Major Shareholder shall, jointly and severally, indemnify defend and hold harmless the Buyer, the Buyer's Affiliates, and their respective directors, stockholders, officers, partners, successors, transferees and assignees (collectively, the "Buyer Indemnified Parties") from, against and in respect of any Damages or Claims that arise out of, relate to or result from any of the following described matters (herein collectively referred to as the "Major Shareholder Indemnified Liabilities," and individually as a "Major Shareholder Indemnified Liability"): (i) any breach of any representation or warranty in Article 5 of this Agreement; (ii) any breach by any Major Shareholder or EUE Company of any covenant or obligation of this Agreement; (iii) any breach of any representation or warranty in Article 4 of this Agreement as it pertains to such Major Shareholder only; and (iv) any pre-closing liability of any Major Shareholder or EUE Company which shall include any liabilities or obligations arising out of the operation of the business of the EUE Companies prior to the Closing other than liabilities, obligation or Claims specifically disclosed in the Disclosure Schedules attached to this Agreement or liabilities or obligations which have arisen in the ordinary course of business since March 31, 2006 and do not individually or in the aggregate materially and adversely impact the EUE Companies.

                  (b) Time Limitations. Notwithstanding anything to the contrary in this Agreement, in no event shall any of the Buyer Indemnified Parties be permitted to make any Claim under Section 9.1(a) unless such Claim is first made on or prior to the first anniversary of the Closing; provided, however, that such one year survival period shall not apply to (i) any Claim under Section 9.1(a)(i) relating to the breach of any representation or warranty contained in
Article IV or any representation or warranty regarding the title to the Parent Company Shares (which Claim, in any such case, may be asserted indefinitely),
(ii) any Claim under Section 9.1(a)(i) relating to the breach of any representation or warranty contained in Section 5.18 (which Claim, in any such case, may be asserted on or before the date which is six months after all indemnifiable Taxes have become finally binding and non-appealable and all applicable statutes of limitation periods have expired), (iii) any Claim under
Section 9.1(a)(ii) that applies to a breach of Section 7.2  (Noncompetition)  or
Section 7.5 (Confidential Information), which Claim may be asserted within one year after the applicable breach of the covenant by the Major Shareholder, or
(iv) cases of fraud or willful concealment.

                  (c) Additional Limitation. Notwithstanding anything to the contrary in this Agreement, the liability of the Sellers in respect of any Claim shall be limited as follows:


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

                           (1) the  aggregate  maximum  liability  of  each  EUE
                  Shareholder in respect of all and any Claims shall in no event exceed the amount resulting from multiplying the number of the Buyer Shares delivered to the Seller under this Agreement by $1.55;

                           (2) a  Major  Shareholder  shall  not  be  liable  in
                  respect of all and any claims for a Claim unless and until the aggregate cumulative liability of the Major Shareholder in respect of all and any such claims exceeds $500,000 in which event the Major Shareholder shall be liable for all and any Claims;

                           (3) the liability of the Major  Shareholders shall be
                  reduced to the extent that such Claim is attributable to any voluntary act or transaction or arrangement carried out by the Buyer after the date hereof otherwise than in the ordinary course of business that has the effect of retroactively causing a Major Shareholder to breach a representation or warranty under Article 5 of this Agreement.

         9.2 Indemnities of Buyer.

                  (a) Buyer Indemnified Liabilities. Subject to the provisions of this Article IX, from and after the Closing, Buyer shall indemnify, defend and hold harmless the Sellers, (collectively, the "Seller Indemnified Parties") from, against and in respect of any Damages or Claims that arise out of, relate to or result from any of the following described matters (herein collectively referred to as the "Buyer Indemnified Liabilities"): (i) breach of any representation or warranty made by Buyer in this Agreement or (ii) any breach by Buyer of any covenant or obligation of Buyer in this Agreement.

                  (b) Time Limitation. Notwithstanding anything to the contrary in this Agreement, in no event shall any of the Seller Indemnified Parties be permitted to make any Claim under Section 9.2 unless such Claim is first made on or prior to the first anniversary of the Closing; provided, however, that such one year survival period shall not apply to any Claim under Section 9.2(a)(ii) (which Claim may be asserted within one year after the applicable breach of a covenant by Buyer) nor shall it apply in cases of fraud or willful concealment.

                  (c) Additional Limitation. Notwithstanding anything to the contrary in this Agreement, the liability of the Buyer in respect of any Breach shall be limited as follows:

                           (1) the aggregate  maximum  liability of the Buyer in
                  respect of all and any Breaches shall in no event exceed the amount resulting from multiplying the number of the Buyer Shares delivered to the Sellers under this Agreement by $1.55;

                           (2) Buyer  shall not be liable in  respect of all and
                  any claims for a Breach unless and until the aggregate cumulative liability of the Buyer in respect of all and any such claims exceeds $500,000 in which event the Buyer shall be liable for all and any claims for a Breach.

         9.3 Claim Procedures. Each party that desires to make a Claim for indemnification pursuant to this Article IX (an "Indemnified Party") shall provide notice (a "Claim Notice") thereof in writing to Buyer (if the Indemnified Party is a Seller Indemnified Party) or to the Seller (if the Indemnified Party is a Buyer Indemnified Party) ("Indemnifying Party"), specifying the nature and basis for such claim and a copy of all papers served with respect to such claim (if any). Any claim in respect of which notice shall have been given in accordance with this Section shall be deemed to have been irrevocably withdrawn and lapsed (not having been previously satisfied, settled or withdrawn) if proceedings in respect of such claim have not been issued and notice of such issuance delivered to the relevant Party not later than the expiry of the period of 6 months after the date of such notice. For purposes of this Section 9.3, receipt by a party of written notice of any Third-Party Claim which gives rise to a Claim on behalf of such party shall require prompt delivery of a Claim Notice to the Indemnifying Party of the receipt of such Third-Party Claim; provided, however, that an Indemnified Party's failure to send or delay in sending a Claim Notice shall not relieve an Indemnifying Party from liability hereunder with respect to such Claim except to the extent and only to the extent the Indemnifying Party is materially prejudiced by such failure or delay.


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

         9.4 Calculation, Timing, Manner and Characterization of Indemnification Payments.

                  (a) Subject to the provisions hereof, payments of all amounts owing by an Indemnifying Party as a result of a Third-Party Claim shall be made as and when damages with respect thereto are incurred by the Indemnified Party and within five Business Days after the Indemnified Party makes demand therefor to the Indemnifying Party. Payments of all amounts owing by an Indemnifying Party other than as a result of a Third-Party Claim shall be made within five Business Days after the later of (i) the date the Indemnifying Party is deemed liable therefor pursuant to this Article IX or (ii) if disputed, the date of the adjudication of the Indemnifying Party's liability to the Indemnified Party under this Agreement. All amounts due and payable under this Article IX (y) with respect to a Third-Party Claim, shall bear interest at the Past Due Rate from the date due and payable hereunder until the date paid and (z) with respect to a claim other than a Third-Party Claim, shall bear interest at the Past Due Rate from the date the Indemnified Party suffers the damages until the date paid except that interest payable with respect to any delinquent Earn-Out Payments shall be governed by Section 3.4.

                  (b) Any indemnity payments made hereunder shall be treated for all Tax purposes as an adjustment to the Purchase Price, unless otherwise required by applicable Legal Requirements.

         9.5 Survival. Except to the extent expressly limited by this Agreement, the representations, warranties, covenants, and indemnities set forth in this Agreement shall survive the Closing and delivery of the Transaction Documents.

         9.6 Control of Third-Party Claims.

                  (a) In the event of the  assertion of any  Third-Party  Claim, the Indemnifying Party, at its option, may assume (with legal counsel reasonably acceptable to the Indemnified Party) at its sole cost and expense the defense of such Third-Party Claim if it acknowledges to the Indemnified Party in writing its obligations to indemnify the Indemnified Party with respect to all elements of such Third-Party Claim and may assert any defense of the Indemnified Party or the Indemnifying Party; provided that the Indemnified Party shall have the right at its own expense to participate jointly with the Indemnifying Party in the defense of any such Third-Party Claim. Counsel representing both the Indemnifying Party and the Indemnified Party must acknowledge in writing its obligation to act as counsel for all parties being represented and must acknowledge and respect separate attorney-client privileges with respect to each party represented. If the Indemnifying Party elects to undertake the defense of any Third-Party Claim hereunder, the Indemnified Party shall cooperate with the Indemnifying Party in the defense or settlement of the Third-Party Claim, including providing access to information, making documents available for inspection and copying, and making employees available for interviews, depositions and trial. The Indemnifying Party shall not be entitled to settle any Third-Party Claim without the prior written consent of the Indemnified Party, which consent shall not be unreasonably withheld or delayed.

                  (b) If the Indemnifying Party, by the 30th day after receipt of notice of any Third-Party Claim (or, if earlier, by the tenth day preceding the day on which an answer or other pleading must be served in order to prevent judgment by default in favor of the person asserting such Third-Party Claim) does not assume actively and in good faith the defense of any such Third-Party Claim or action resulting therefrom, the Indemnified Party may, at the Indemnifying Party's expense, defend against such claim or litigation, after giving notice of the same to the Indemnifying Party, on such terms as the Indemnified Party may deem appropriate, and the Indemnifying Party shall be entitled to participate in (but not control) the defense of such action, with its counsel and at its own expense. The Indemnified Party shall not settle or compromise any Third-Party Claim for which it is entitled to indemnification hereunder, without the prior written consent of the Indemnifying Party (which shall not be unreasonably withheld or delayed).

                  (c) Notwithstanding anything in this Section 9.6 to the contrary, Buyer shall in all cases be entitled to control the defense of a Third-Party Claim if Buyer reasonably believes such Third-Party Claim could adversely effect in any material respect Buyer or its Affiliates other than as a result of money damages or if injunctive or other non-monetary relief has been sought against Buyer or its Affiliates.


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
                  (d) Buyer shall and shall cause any EUE Company to take reasonable steps to mitigate any loss suffered arising from any Breach by the Sellers and/or Major Shareholders.

         9.8 Offset Rights and Limitations. If any amounts are owing or in dispute to Buyer from any Major Shareholder in accordance with the terms of this Agreement, the relevant Major Shareholders may elect (at its sole option) to offset Major Shareholder Indemnified Liabilities when they become payable as set forth in Section 9.4 against the Buyer Shares that were delivered to the Major Shareholders by surrendering that number of shares of Buyer common stock ("Offset Shares") with a value (calculated on the market price of such shares at the time of notifying Buyer of such election) equal to the amount due to the Buyer by notifying Buyer of such election within the appropriate time period specified in Section 9.4. Major Shareholder shall deliver the Offset Shares to Buyer along with duly endorsed stock transfer forms within five days of such election. In the event that Major Shareholder fails to make such election with such time period or deliver the Offset Shares to Buyer within the five day period, then the Major Shareholder Indemnified Liabilities shall be payable in cash.

         9.9 Express Negligence. THE PARTIES HERETO INTEND THAT THE INDEMNITIES SET FORTH IN THIS ARTICLE IX BE CONSTRUED AND APPLIED AS WRITTEN ABOVE, NOTWITHSTANDING ANY RULE OF CONSTRUCTION TO THE CONTRARY. WITHOUT LIMITING THE FOREGOING, BUT LIMITED TO THE EXTENT PROVIDED ABOVE, SUCH INDEMNITIES SHALL APPLY NOTWITHSTANDING ANY STATE'S "EXPRESS NEGLIGENCE" OR SIMILAR RULE THAT WOULD DENY COVERAGE BASED ON AN INDEMNIFIED PARTY'S SOLE OR CONCURRENT, ACTIVE OR PASSIVE NEGLIGENCE OR GROSS NEGLIGENCE. IT IS THE INTENT OF THE PARTIES THAT, TO THE EXTENT PROVIDED ABOVE, THE INDEMNITIES SET FORTH IN THIS ARTICLE IX SHALL APPLY TO AN INDEMNIFIED PARTY'S SOLE OR CONCURRENT, ACTIVE OR PASSIVE NEGLIGENCE OR GROSS NEGLIGENCE. THE PARTIES AGREE THAT THIS PROVISION IS "CONSPICUOUS" FOR PURPOSES OF ALL STATE LAWS.

         9.10 Injunctive Relief. In the event of a breach or threatened breach by any Major Shareholder of any of the provisions of Sections 7.2, 7.3 or 7.5, Buyer shall be entitled to immediate injunctive relief, as the Major
Shareholders acknowledge and agree that any such breach would cause Buyer irreparable injury for which they would have no adequate remedy at law; and (b) any party hereto shall be entitled to seek specific performance against any other party hereto pursuant to Section 10.11.


                                    ARTICLE X
                                  MISCELLANEOUS


         10.1 Assignment. This Agreement and the rights hereunder may not be assigned by Buyer without the prior written consent of the Seller. This Agreement and the rights hereunder may not be assigned by any Seller without the prior written consent of Buyer. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         10.2 Notices. Unless otherwise provided herein, any notice, request, consent, instruction or other document to be given hereunder by any party hereto to another party hereto shall be in writing and will be deemed given (a) when received if delivered personally or by courier; or (b) on the date receipt is acknowledged if delivered by certified mail, postage prepaid, return receipt requested or (c) one day after transmission if sent by facsimile transmission with confirmation of transmission, as follows:

         If to any of the EUE Shareholders, to emw law LLP alone.
         emw law LLP
         Seckloe House, 101 North 13th Street
         Central Milton Keynes MK9 3NX
         Attention: Ian Zant-Boer


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
         If to Buyer, addressed to:

         COMPOSITE TECHNOLOGY CORPORATION
         2026 McGaw Avenue
         Irvine, California 92614

         With a copy to:

         RICHARDSON & PATEL LLP
         10900 Wilshire Boulevard, Suite 500
         Los Angeles, California 90024
         Attention: Kevin Leung

or to such other place and with such other copies as either party may designate as to itself by written notice to the others in accordance with this Section 10.2.

         10.3 Choice of Law; Arbitration. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California applicable to contracts made and wholly performed within such State, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws. Any controversy, dispute or claim of any nature whatsoever arising out of, in connection with or in relation to this Agreement will be resolved by final binding arbitration in accordance with the American Arbitration Association (International) Rules by a retired judge at Judicial Arbitration and Mediation Service (JAMS) in Los Angeles, California and all parties hereto consent to such jurisdiction for such arbitration and enforcement of any awards by JAMS.

         10.4 Entire Agreement; Amendments and Waivers. This Agreement, together with all Exhibits, Annexes and Schedules hereto, and the other Transaction Documents constitute the entire agreement between the parties pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements, understandings, negotiations and discussions, whether oral or written, of the parties including the letter of intent dated February 28, 2006 and there are no other warranties, representations or other agreements between the parties in connection with the subject matter. No amendment, supplement, modification or waiver of this Agreement shall be binding unless executed by Buyer and the Majority-In-Interest of Parent Company. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless expressly agreed to in writing by the affected party.

         10.5 Multiple Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Facsimile signature pages shall suffice for Closing with the agreement that original pages shall be forthcoming.

         10.6 Expenses. Each party hereto will be responsible for its own legal fees and other expenses incurred in connection with the negotiation, preparation, execution or performance of this Agreement. Notwithstanding the foregoing, any stamp taxes or other transfer taxes or duties payable upon transfer of the shares of the Parent Company from Sellers to Buyer shall be borne by the Buyer and on Closing the Buyer shall transfer payment of the Sellers' legal costs up to a total maximum amount of $400,000 plus disbursements.

         10.7 Invalidity. In the event that any one or more of the provisions contained in this Agreement or in any other instrument referred to herein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement or any other such instrument.

         10.8 References; Headings; Interpretation. All references in this Agreement to Annexes, Exhibits, Schedules, Articles, Sections, subsections and other subdivisions refer to the corresponding Annexes, Exhibits, Schedules, Articles, Sections, subsections and other subdivisions of or to this Agreement unless expressly provided otherwise. Titles appearing at the beginning of any Articles, Sections, subsections or other subdivisions of this Agreement are for convenience only, do not constitute any part of this Agreement, and shall be disregarded in construing the language hereof. The words "this Agreement," "herein," "hereby," "hereunder" and "hereof" and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. The words "this Article," "this Section" and "this subsection" and words of similar import refer only to the Article, Section or subsection hereof in which such words occur. The word "or" is not exclusive, and the word "including" (in its various forms) means including without limitation. Pronouns in masculine, feminine or neuter genders shall be construed to state and include any other gender, and words, terms and titles (including terms defined herein) in the singular form shall be construed to include the plural and vice versa, unless the context otherwise requires. All references to "$" or "dollars," in the Agreement shall refer to the United States dollars unless otherwise specifically noted.


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
         10.9 No Third Party Beneficiaries. This Agreement is solely for the benefit of the parties hereto, the Buyer Indemnified Parties, the Seller Indemnified Parties, emw law LLP and their successors and assigns permitted under this Agreement, and no provisions of this Agreement shall be deemed to confer upon any other Persons any remedy, claim, liability, reimbursement, cause of action or other right except as expressly provided herein.

         10.10 No Presumption Against Any Party. Neither this Agreement nor any uncertainty or ambiguity herein shall be construed or resolved against any party, whether under any rule of construction or otherwise. On the contrary, this Agreement has been reviewed by each of the parties and their counsel and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of all parties hereto.

         10.11 Specific Performance. Each of the parties hereto acknowledges and agrees that the other parties hereto would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached. Accordingly, each of the parties hereto agrees that the other parties hereto shall be entitled, to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof in any action instituted in any court of the United States or any State thereof having jurisdiction over the parties hereto and the matter, in addition to any other remedy to which they may be entitled, at law or in equity.


                                   ARTICLE XI
                                   TERMINATION


         11.1 Termination. This Agreement may be terminated prior to the Closing (whether before or after receipt of either or both Required Stockholder Approvals):

                  (a) by mutual written consent of the Parties duly authorized by the board of directors of Buyer and the Majority-in-Interest of Parent Company;
                  (b) by either the Buyer or the Majority-in-Interest of the Parent Company if a court of competent jurisdiction or other Governmental Authority shall have issued a final and nonappealable order, decree or ruling, or shall have taken any other action, having the effect of permanently restraining, enjoining or otherwise prohibiting the Transactions;

                  (c) by the Majority-in-Interest of the Parent Company, (i) upon a breach of any representation, warranty, covenant or agreement on the part of Buyer set forth in this Agreement, or if any representation or warranty of Buyer shall have become inaccurate, in either case such that any condition set forth in Section 8.3 would not be satisfied as of the time of such breach or as of the time such representation or warranty shall have become inaccurate; provided that if such inaccuracy in Buyer's representations and warranties or breach by Buyer is curable by Buyer, then this Agreement shall not terminate pursuant to this Section 11.1(c) as a result of such particular breach or inaccuracy until the earlier of (A) the expiration of a fifteen (15) day period commencing upon delivery of written notice from the Majority-in-Interest of the Parent Company to Buyer of such breach or inaccuracy and (B) Buyer ceasing to exercise commercially reasonable efforts to cure such breach (it being understood that this Agreement shall not terminate pursuant to this Section 11.1(c) as a result of such particular breach or inaccuracy if such breach by Buyer is cured prior to such termination becoming effective) and (ii) any of the closing conditions in Section 8.1 and 8.3 have not been satisfied or waived within 30 days of the Closing Date.; or


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
                  (d) by Buyer, (i) upon a breach of any representation, warranty, covenant or agreement on the part of any Seller set forth in this Agreement, or if any representation or warranty of any Seller shall have become inaccurate, in either case such that any condition set forth in Section 8.2 would not be satisfied as of the time of such breach or as of the time such representation or warranty shall have become inaccurate; provided that if such inaccuracy in Seller's representations and warranties or breach by Seller is curable by Seller, then this Agreement shall not terminate pursuant to this
Section 11.1(d) as a result of such particular breach or inaccuracy until the earlier of (A) the expiration of a fifteen (15) day period commencing upon delivery of written notice from Buyer to Seller of such breach or inaccuracy and
(B) Seller ceasing to exercise commercially reasonable efforts to cure such breach (it being understood that this Agreement shall not terminate pursuant to this Section 11.1(d) as a result of such particular breach or inaccuracy if such breach by Seller is cured prior to such termination becoming effective) and (ii) any of the closing conditions in Section 8.1 and 8.2 have not been satisfied or waived within 30 days of the Closing Date.

          11.2 Effect of Termination. In the event of the termination of this Agreement as provided in Section 11.1, this Agreement shall be of no further force or effect, provided, however, that (i) Sections 7.5, 7.7, 10.3, 10.10 and
10.11 shall survive the termination of this Agreement and shall remain in full force and effect, and (ii) the termination of this Agreement shall not relieve any Party from any liability for any breach of any representation, warranty, covenant, obligation or other provision contained in this Agreement.

         IN WITNESS WHEREOF, the undersigned have executed this Share Exchange Agreement as of the day and year first above written.



                                    "Buyer"
                                    COMPOSITE TECHNOLOGY CORPORATION

                                    By: /s/ Benton Wilcoxon
                                       -----------------------------------------
                                       Benton Wilcoxon
                                       Chief Executive Officer



Stephen Bircher

 /s/ Stephen Bircher
-----------------------------------
Address:

-------------------------------------------------------

-------------------------------------------------------

-------------------------------------------------------

Ian Zant-Boer (as attorney for the Sellers save for Stephen Bircher)

 /s/ Ian Zant-Boer
-----------------------------------

Address:

-------------------------------------------------------

-------------------------------------------------------

-------------------------------------------------------


--------------------------------------------------------------------------------
Share Exchange Agreement - CTC & Shareholders of EU Energy plc           Page 40

Michael Porter

 /s/ Michael Porter
-------------------------------------

Address:

-------------------------------------------------------

-------------------------------------------------------

-------------------------------------------------------

-------------------------------------------------------












--------------------------------------------------------------------------------
Share Exchange Agreement - CTC & Shareholders of EU Energy plc           Page 41

                                    EXHIBIT A

                                  DEFINED TERMS

         Accounts Receivable means all accounts and notes receivable from account, note and other debtors of the EUE Companies outstanding as of the date hereof.

         Acquisition Proposal, with respect to any EUE Company, (i) any inquiry, proposal or offer for a merger, consolidation, dissolution, acquisition or sale of substantial stock or assets, tender offer, recapitalization, share exchange or other business combination involving such EUE Company or any subsidiary of such EUE Company, (ii) any proposal for the issuance by such EUE Company of over 10% of its equity securities or (iii) any proposal or offer to acquire in any manner, directly or indirectly, over 10% of the equity securities or consolidated total assets of such EUE Company, in each case other than the share exchange transaction contemplated by this Agreement.

         Affiliate means with respect to any Person, any Person which, directly or indirectly, controls, is controlled by, or is under a common control with, such Person. The term "control" (including the terms "controlled by" and "under common control with") as used in this definition means the possession, directly or indirectly, of the power to direct or cause the direction of management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise. With respect to any natural person, the term "Affiliate" shall also mean (1) the spouse of such Person; and any trust whose primary beneficiary is such Person, such Person's spouse, such Person's siblings and/or one or more of such Person's lineal descendants, (2) the legal representative or guardian of such Person or of any such immediate family member in the event such Person or any such immediate family member becomes mentally incompetent and (3) any Person controlled by or under the common control with any one or more of such Person and the Persons described in clauses (1) or (2) preceding.

         Agreement has the meaning set forth in the introductory paragraph.

         Audited Financial Statements has the meaning set forth in Section 5.15.

         Applicable Accounting Standards means the generally accepted accounting standards of the United States and United Kingdom, consistently applied.

         Books and Records means all books and records pertaining to the EUE Companies, the Business, and the EUE Assets, including, but not limited to, all books of account, journals and ledgers, files, correspondence, memoranda, maps, plats, customer lists, suppliers lists, personnel records relating to the employees of the EUE Companies, catalogs, promotional materials, data processing programs and other computer software, building and machinery diagrams and plans.

         Business means the business and operations as are currently being performed by the EUE Companies, including the manufacture, sale and distribution of wind energy industry products.

         Business Day means any day other than a Saturday, Sunday or legal holiday under the laws of the United States or the State of California.

         Buyer has the meaning set forth in the introductory paragraph.

         Buyer Indemnified Liabilities has the meaning set forth in Section 9.2(a).

         Buyer Indemnified Parties has the meaning set forth in Section 9.1(a).

         Claim means any and all claims, causes of action, demands, lawsuits, suits, proceedings, governmental investigations or audits and administrative orders.


--------------------------------------------------------------------------------
Exhibit "A": Share Exchange Agreement - CTC                              Page 42
& Shareholders of EU Energy plc

         Claim Notice has the meaning set forth in Section 9.3.

         Closing means the fulfillment of the conditions listed in Section 8..

         Closing Date has the meaning set forth in Section 3.1.

         Code means the Internal Revenue Code of 1986, as amended.

         Competing Business has the meaning set forth in Section 7.2(a)(i)(A).

         Contract means any contract, agreement, option, right to acquire, preferential purchase right, preemptive right, warrant, indenture, debenture, note, bond, loan, loan agreement, collective bargaining agreement, lease, mortgage, franchise, license, purchase order, bid, commitment, letter of credit, guaranty, surety or any other legally binding arrangement, whether oral or written.

         Creditors' Rights has the meaning set forth in Section 4.1.

         Damages means all debts, liabilities, obligations, losses, including diminution of value, damages, loss of profits, cost and expenses, whether actual, consequential or punitive, interest (including, without limitation, prejudgment interest), penalties, reasonable legal fees, disbursements and costs of investigations, deficiencies, levies, duties and imposts.

         Due Diligence Documents means the documents and disclosures that have been specifically identified as "disclosure documents" and transferred on permanent electronic memory storage (WORM device) and received by the Buyer and its US Counsel prior to the end of business, on June 9, 2006 clearly labeled and referencing the present Agreement.

         Entity means a corporation, partnership, limited liability company, trust or any other similar entity.

         Environmental Authority means any department, agency, or other body or component of any Governmental Authority that exercises any form of jurisdiction or authority under any Environmental Law.

         Environmental Authorization means any license, permit, order, approval, consent, notice, registration, filing or other form of permission or action required under any Environmental Law.

         Environmental Laws means all federal, state, local and foreign laws and regulations relating to pollution or protection of human health or the environment (including without limitation ambient air, surface, water, ground water, land surface or subsurface strata), including without limitation laws and regulations relating to emissions, discharges, Releases or threatened Releases of Hazardous Materials or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials.

         Environmental Liabilities means any and all obligations to pay the amount of any judgment or settlement, the cost of complying with any settlement, judgment or order for injunctive or other equitable relief, the cost of compliance or corrective action in response to any notice, demand or request from an Environmental Authority, the cost of performing any remedial action required under Environmental Laws in response to a Release of Hazardous Materials, the amount of any civil penalty or criminal fine, and any court costs and reasonable amounts for attorneys' fees, fees for witnesses and experts, and costs of investigation and preparation for defense of any claim or proceeding, regardless of whether such claim or proceeding is threatened, pending or completed, that may be or have been asserted against or imposed upon any owner or operator of the Business, to the extent any of the foregoing arise out of:

         (a)  failure  of  an  EUE  Company  or  any  of  its  Affiliates,   any
Predecessor, or the Business to comply at any time before the Closing Date with all Environmental Laws;


--------------------------------------------------------------------------------
Exhibit "A": Share Exchange Agreement - CTC                              Page 43
& Shareholders of EU Energy plc

         (b) presence of any Hazardous Materials on, in, under, at or in any way affecting any property used in the Business at any time before the Closing Date;

         (c) a Release at any time before the Closing Date of any Hazardous Materials on, in, at, under or in any way affecting the Business or any property used therein or at, on, in, under or in any way affecting any adjacent site or facility;

         (d) identification of an EUE Company or any of its Affiliates or any Predecessor as a potentially responsible party under any Environmental Law for matters relating to the period prior to Closing;

         (e) presence at any time before the Closing Date of any above-ground and/or underground storage tanks, or any asbestos-containing material on, in, at, or under any property used in connection with the Business; or

         (f) any and all claims for injury or damage to persons or property arising out of exposure to Hazardous Materials originating at the Business or any adjoining property, resulting from operation thereof, or located at the Business, where such exposure allegedly occurred prior to the Closing Date.

         EUE Assets means all of the assets, whether real, personal (tangible or intangible) or mixed, owned (in fee or any lesser interest including leasehold interests) by the EUE Companies.

         EUE Companies has the meaning set forth in the recitals

         EUE Intellectual Property means all Intellectual Property Rights owned by or licensed to any of the EUE Companies.

         EUE Organizational Documents has the meaning set forth in Section 5.1.

         EUE Products has the meaning set forth in Section 7.2(a)(i).

         EUE Registered Intellectual Property means all Registered Intellectual Property owned by any EUE Company.

         EUE Shareholders has the meaning set forth in the introductory paragraph.

         EUE Maintenance has the meaning set forth in the recitals.

         EUE US has the meaning set forth in the recitals.

         Facilities has the meaning set forth in Section 5.8(c).

         Financial Statements has the meaning set forth in Section 5.15.

         GAAP means generally accepted accounting principles in the United States, UK or Germany (as appropriate).

         Governmental Authority means any governmental, quasi-governmental, state, county, city or other political subdivision of the United States or any other country, or any agency, court or instrumentality, foreign or domestic, or statutory or regulatory body thereof.

         Hazardous Materials shall mean chemicals, pollutants, contaminants, wastes and toxic substances, including without limitation, materials designated as solid or hazardous waste, hazardous substances or toxic substances.


--------------------------------------------------------------------------------
Exhibit "A": Share Exchange Agreement - CTC                              Page 44
& Shareholders of EU Energy plc

         Indemnified Party has the meaning set forth in Section 9.3.

         Indemnifying Party has the meaning set forth in Section 9.3.

         Insurance Policies has the meaning set forth in Section 5.27.

         Intellectual Property Rights means all United States and foreign (i) patents, patent applications, utility models or statutory invention registrations (whether or not filed), and invention disclosures; (ii) trademarks, service marks, logos, designs, trade names, trade dress, domain names and corporate names and registrations and applications for registration thereof (whether or not filed) and the goodwill associated therewith; (iii) copyrights, whether registered or unregistered, and registrations and applications for registration thereof (whether or not filed) and other works of authorship, whether or not published; (iv) trade secrets, proprietary information, know-how, inventions, customer lists and information, supplier lists, manufacturer lists, manufacturing and production processes and techniques, blueprints, drawings, schematics, manuals, software, firmware and databases; (v) the right to sue and collect damages for any past, present, and future infringement, misappropriation, or other violation of any of the foregoing; and (vi) rights relating to any of the foregoing.

         Interest means (a) capital stock, member interests, partnership interests, other equity interests, rights to profits or revenue and any other similar interest, (b) any security or other interest convertible into or exchangeable or exercisable for any of the foregoing and (c) any right (contingent or otherwise) to acquire any of the foregoing.

         Knowledge of the Major Shareholders means the knowledge of each of the Major Shareholders after reasonable investigation.

         Leased Real Property has the meaning set forth in Section 5.8(c).

         Legal Requirement means any law, statute, code, ordinance, order, rule, regulation, judgment, decree, injunction, franchise, permit, certificate, license, authorization, or other directional requirement (including, without limitation, any of the foregoing that relates to environmental standards or controls, energy regulations and occupational, safety and health standards or controls including those arising under Environmental Laws) of any Governmental Authority.

         Lien means any lien, pledge, condemnation award, claim, restriction, charge, preferential purchase right, security interest, mortgage or encumbrance of any nature whatsoever including as a statutory landlord lien.

         Majority-in-Interest of Parent Company means those shareholders holding a majority of the outstanding capital interest of Parent Company.

         Major Shareholders has the meaning set out in the preamble to this Agreement.

         Material Adverse Effect means any material and adverse effect on the assets, liabilities, financial condition, business, operations, or affairs of any EUE Company or the Business.

         Material Contract has the meaning set forth in Section 5.11(a).

         Material Waiver means a waiver by the relevant Party of a provision of a Material Contract which waiver will result in an EUE Company either (i) receiving less consideration under the Material Contract than would have been received without the waiver, or (ii) incurring greater liability under the Material Contract than would have been incurred without the waiver.

         Non-Competition Parties has the meaning set forth in Section 7.2.

         Occurrence has the meaning set forth in Section 5.21(b).


--------------------------------------------------------------------------------
Exhibit "A": Share Exchange Agreement - CTC                              Page 45
& Shareholders of EU Energy plc

         Ordinary Course of Business means, when used in reference to any Person, the ordinary course of business consistent with past customs and practices of such Person.

         Organizational Documents means, with respect to a particular Person (other than a natural person), the certificate or articles of incorporation, bylaws, partnership agreement, limited liability company agreement, trust agreement or similar organizational document or agreement, as applicable, of such Person.

         Party means any party to this Agreement.

         Parent Company has the meaning set forth in the recitals.

         Parent Company Shares has the meaning set forth in the recitals.

         Permit has the meaning set forth in Section 5.10.

         Permitted Liens means:

                           (i)  Liens  for  Taxes  which  are  not  yet  due and
payable;

                           (ii)  inchoate  Liens  arising by  operation  of law,
including materialman's, mechanic's, repairman's, laborer's, warehousemen, carrier's, employee's, contractor's and operator's Liens arising in the Ordinary Course of Business but only to the extent such liens secure obligations that, as of the Closing, are not due and payable and are not being contested unless being contested in good faith and a reserve or other appropriate provision, if any, as required by GAAP is made therefor in the Financial Statements; and

                           (iii)  Liens from one EUE Company in favor of another
EUE Company

         Person means any natural person, firm, partnership, association, corporation, limited liability company, company, trust, entity, public body or government.

         Personal Property has the meaning set forth in Section 5.9(c).

         Plan or Plans has the meaning set forth in Section 5.23(a).

         Porter means Michael Porter.

         Predecessor shall mean any Person whose liabilities, including without limitation liabilities arising under any Environmental Law, have or may have been retained or assumed by any Seller Party or any of its Affiliates, either contractually or by operation of law.

         Product has the meaning set forth in Section 5.21(b).

         Prohibited Period has the meaning set forth in Section 7.2(a)(i).

         Purchase Price has the meaning set forth in Section 2.2.

         Recalls has the meaning set forth in Section 5.21(b).

         Registered Intellectual Property shall mean all United States, international and foreign: (i) patents and patent applications (including provisional applications); (ii) registered trademarks and servicemarks, applications to register trademarks and servicemarks and intent-to-use applications; (iii) registered copyrights and applications for copyright registration; (iv) any mask work registrations and applications to register mask works; and (v) any other Intellectual Property that is the subject of an application, certificate, filing, registration or other document issued by, filed with, or recorded by, any state, government or other public legal authority.


--------------------------------------------------------------------------------
Exhibit "A": Share Exchange Agreement - CTC                              Page 46
& Shareholders of EU Energy plc

         Release shall mean "release" as defined in any Environmental Law.

         Restricted Area has the meaning set forth in Section 7.2(a)(i)(A)

         SEC means the United States Securities and Exchange Commission

         SEC Documents means, with respect to any Person, each report, exhibit, schedule, form, statement or other document filed with the SEC by such Person pursuant to Section 13(a) or 14(a) of the Exchange Act.

         Securities Act means the United States Securities Act of 1933 as amended from time to time

         Scheduled Leases has the meaning set forth in Section 5.8(b).

         Scheduled Permits has the meaning set forth in Section 5.10.

         Scheduled  Personal  Property  has the  meaning  set  forth in  Section
5.9(b).

         Seller(s) has the meaning set forth in the introductory paragraph.

         Seller Indemnified Liabilities or Seller Indemnified Liability has the meaning set forth in Section 9.1(a).

         Seller Indemnified Parties has the meaning set forth in Section 9.2(a).

         Subsidiary. One Entity shall be deemed to be a "Subsidiary" of another Entity if such second Entity directly or indirectly owns, beneficially or of record, (a) an amount of voting securities or other interests in such first Entity that is sufficient to enable such second Entity to elect at least a majority of the members of such first Entity's board of directors or other governing body, or (b) at least 50% of the outstanding equity, voting, beneficial or financial interests in such first Entity.

         Tax or Taxes means any taxes, assessments, fees, unclaimed property and escheat obligations, and other governmental charges imposed by any Governmental Authority, including income, profits, gross receipts, net proceeds, alternative or add-on minimum, ad valorem, real property (including assessments, fees or other charges imposed by any Governmental Authority that are based on the use or ownership of real property) value added, turnover, sales, use, property, personal property (tangible and intangible), environmental, stamp, leasing, lease, user, excise, duty, franchise, capital stock, transfer, registration, license, withholding, social security (or similar), unemployment, disability, payroll, employment, fuel, excess profits, occupational, premium, windfall profit, severance, estimated, or other charge of any kind whatsoever, including any interest, penalty, or addition thereto, whether disputed or not, including any item for which liability arises by contract or as a transferee or successor.

         Tax Items means all items of income, gain, loss, deduction and credit and other tax items.

         Tax Return means any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

         Third Party Claim means a third party claim asserted against an Indemnified Party by a Person other than (a) an Affiliate of such Indemnified Party or (b) any director, stockholder, officer, member, partner or employee of any such Indemnified Party or its Affiliates.


--------------------------------------------------------------------------------
Exhibit "A": Share Exchange Agreement - CTC                              Page 47
& Shareholders of EU Energy plc

         Transaction   Documents   means  this  Agreement  and  all  agreements,
conveyances, documents, instruments and certificates delivered at the Closing pursuant to this Agreement.

         Transactions means the transactions contemplated by this Agreement.










--------------------------------------------------------------------------------
Exhibit "A": Share Exchange Agreement - CTC                              Page 48
& Shareholders of EU Energy plc

                                    EXHIBIT B

                     FORM OF EU ENERGY PRINCIPALS' AGREEMENT











--------------------------------------------------------------------------------
Exhibit "B": Share Exchange Agreement - CTC                              Page 49
& Shareholders of EU Energy plc

                        EU Energy Principals' Agreement
                         EU ENERGY PRINCIPALS' AGREEMENT


         THIS EU ENERGY PRINCIPALS' AGREEMENT (this "Agreement"), is made and entered into as of June __, 2006 by and among Stephen Bircher ("Bircher"), Keeley Services Limited ("Keeley"), Laikadog Holdings Ltd. ("Laikadog"), Rayna Limited ("Rayna") and Wellsford Management Limited ("Wellsford"), and, Michael Porter ("Porter") on the one hand ("collectively "EU Energy Principals"), and Composite Technology Corporation, a Nevada Corporation ("Buyer").

                                    RECITALS

A. The Buyer and substantially all shareholders of EU Energy including the EU Energy Principals have entered into a Share Exchange Agreement (the "Share Exchange Agreement") pursuant to which the shareholders of EU Energy plc, a company organized under the laws of the United Kingdom ("EU Energy") and Porter shall exchange their equity securities for newly-issued stock of the Buyer (the "Transaction").

B.  Bircher,   Keeley,  Rayna,  Wellsford,   and  Laikadog  (collectively,   the
"Shareholders") shall be shareholders of the Buyer upon closing of the Transaction and Porter will be the President of the Buyer.

C. In order to induce the Buyer to complete the Transaction, the Shareholders have agreed to the lock-up provisions relating to all of the shares of the common stock of the Buyer owned, as of the date of the closing date of the Transaction (the "Closing Date"), by each of the Shareholders as set forth in this Agreement ("Locked Up Shares").

D. The Shareholders have further agreed that their outstanding Company common stock may be used to satisfy any indemnification obligations pursuant to Section 9 of the Share Exchange Agreement.

         NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                                    AGREEMENT

1. Lock-Up. For a period of 12 months following the closing date of the Transaction (the "Lock-Up Period"), each of the Shareholders shall not make a Transfer of the Locked Up Shares; provided however, that in each month after the Closing Date, 1/12th of the Locked Up Shares held by each Shareholder shall be relieved from such restriction, such that by the 12th month after the Closing Date, all of the Locked Up Shares shall no longer be bound by this obligation; provided, however, that Shareholder may not Transfer more than 1/6th of the Locked Up Shares during any 30 day period of the Lock-Up Period. "Transfer" shall mean transfer, sell, assign, pledge, hypothecate, give, create a security interest in or lien on, place in trust (voting trust or otherwise), or in any other way encumber or dispose of, directly or indirectly and whether or not voluntarily, without the express prior written consent of the Buyer.

2. Injunctive Relief. The Parties agree that a breach of this Agreement may cause the Buyer irreparable harm for which monetary damages are not adequate. In addition to all other available legal remedies, the Buyer shall have the right to injunctive relief to enforce this Agreement.


--------------------------------------------------------------------------------
Exhibit "B": Share Exchange Agreement - CTC                              Page 50
& Shareholders of EU Energy plc

3. Other Restrictions.

         (a) Legends. Each Shareholder's Locked Up Shares shall be divided equally into 12 separate stock certificates ("Stock Certificate"). In addition to any other legends required to be placed on each outstanding certificate representing the Locked Up Shares, each of the Shareholders hereby agrees that each outstanding stock certificate representing the Locked Up Shares during the Restricted Period shall bear a legend reading substantially as follows:

                  "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS SET FORTH IN A EU ENERGY PRINCIPALS' AGREEMENT, DATED AS OF JUNE 3, 2006 COPIES OF WHICH MAY BE OBTAINED FROM THE ISSUER. NO TRANSFER OF SUCH SECURITIES WILL BE MADE ON THE BOOKS OF THE ISSUER UNLESS ACCOMPANIED BY EVIDENCE OF COMPLIANCE WITH THE TERMS OF SUCH AGREEMENT. THE COMPANY ACKNOWLEDGES THAT THIS LEGEND (BUT THIS LEGEND ONLY) RELATING TO THE EU ENERGY PRINCIPALS AGREEMENT MAY BE REMOVED AT ANY TIME AFTER [Legend Termination Date]"

         Each of the 12 Stock Certificates shall bear a different "Legend Termination Date" ranging from the one-month anniversary of the Closing Date to the 12-month anniversary of the Closing.

         (b) Termination of Restrictive Legends. The restrictions referred to in
Section 1 shall cease and terminate in their entirety at the end of the Lock-Up Period. Whenever such restrictions shall cease and terminate as to any Locked Up Shares, the Shareholder holding such shares shall be entitled to receive from the Buyer, in exchange for such legended certificates, without expense, new certificates for a like number of Locked Up Shares not bearing the legend set forth in Section 3(a), provided however, that if any Claim has been made against the Shareholder for any breach of the Share Exchange Agreement, then the Shareholder will not be able to remove the legend on that number of shares sufficient to satisfy the extent of such Claim.

         (c) Copy of Agreement. A copy of this Agreement shall be filed with the corporate secretary of the Buyer and with the Transfer Agent of the Buyer and shall be kept with the records of the Buyer and shall be made available for inspection by any shareholders of the Buyer.

         (d) Recordation. The Buyer shall not record upon its books any Transfer to any person except Transfers in accordance with this Agreement.

4. Indemnification. In the event that a Shareholder is required to indemnify the Buyer under Section 9 of the Share Exchange Agreement, the Locked Up Shares may be surrendered to the Buyer to satisfy such indemnification obligations.

5. Compliance With Applicable Regulations. The Shareholders and Porter warrant and confirm that they shall comply in all respects with any regulations applicable to the disclosure of their share holdings in the Buyer and the transfer of such shares.

6. Specific Performance. The Shareholders acknowledge that there would be no adequate remedy at law if any Shareholder fails to perform any of its obligations hereunder, and accordingly agree that the Buyer, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of any Shareholder under this Agreement in accordance with the terms and conditions of this Agreement. Any remedy under this Section 5 is subject to certain equitable defenses and to the discretion of the court before which any proceedings therefor may be brought.


--------------------------------------------------------------------------------
Exhibit "B": Share Exchange Agreement - CTC                              Page 51
& Shareholders of EU Energy plc

7. Notices. All notices, statements, instructions or other documents required to be given hereunder shall be in writing and shall be given either personally or by mailing the same in a sealed envelope, first-class mail, postage prepaid and either certified or registered, return receipt requested, or by telecopy, and shall be addressed to the Buyer at its principal offices and to one or more Shareholders at the respective addresses furnished to the Buyer by such Shareholders.

8. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties and their respective successors and assigns.

9. Recapitalizations and Exchanges Affecting Shares. The provisions of this Agreement shall apply, to the full extent set forth herein with respect to the Shares, to any and all shares of capital stock or equity securities of the Buyer which may be issued by reason of any stock dividend, stock split, reverse stock split, combination, recapitalization, reclassification or otherwise.

10. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California as applied to contracts to be performed in California.

11. Waiver of Trial by Jury. ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY CLAIM OR ACTION ARISING OUT OF THIS AGREEMENT OR IN CONNECTION HEREWITH IS HEREBY WAIVED.

12. Descriptive Headings, Etc. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning of terms contained herein. Unless the context of this Agreement otherwise requires, references to "hereof," "herein," "hereby," "hereunder" and similar terms shall refer to this entire Agreement.

13. Amendment. This Agreement may not be amended or supplemented except by an instrument in writing signed by each of the parties hereto.

14. Severability. If any term or provision of this Agreement shall to any extent be invalid or unenforceable, the remainder of this Agreement shall not be affected thereby, and each term and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

15. Complete Agreement; Counterparts. This Agreement constitutes the entire agreement and supersedes all other agreements and understandings, both written and oral, among the parties or any of them, with respect to the subject matter hereof. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

16. Independent Termination. This Agreement is independent of any other agreement and will terminate on its own terms.

        ******THE SIGNATURES OF THE PARTIES APPEAR ON THE NEXT PAGE******


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Exhibit "B": Share Exchange Agreement - CTC                              Page 52
& Shareholders of EU Energy plc

IN WITNESS WHEREOF, the parties have executed this EU Energy Principals' Agreement on the above written date.


"Major Shareholders"
Stephen Bircher                                  Michael Porter

-----------------------------------              -------------------------------
                                                 By:
                                                 Title:
Address:                                         Address:

------------------------------------------------ -------------------------------

------------------------------------------------ -------------------------------

------------------------------------------------ -------------------------------

Keeley Services Limited                          Laikadog Holdings Limited

                                                 -------------------------------
-----------------------------------              By:
By:                                              Title:
Title:

Address:                                         Address:
------------------------------------------------ -------------------------------


------------------------------------------------ -------------------------------

------------------------------------------------ -------------------------------

Rayna Limited                                    Wellsford Management Limited
                                                 -------------------------------
-----------------------------------
By:                                              -------------------------------
Title:                                           By:
                                                 Title:
Address:                                         Address:
------------------------------------------------ -------------------------------


------------------------------------------------ -------------------------------

------------------------------------------------ -------------------------------


--------------------------------------------------------------------------------
Exhibit "B": Share Exchange Agreement - CTC                              Page 53
& Shareholders of EU Energy plc

                                    EXHIBIT C

                              FORM OF LEGAL OPINION










--------------------------------------------------------------------------------
Exhibit "C": Share Exchange Agreement - CTC                              Page 54
& Shareholders of EU Energy plc

                          OPINION OF EU ENERGY COUNSEL

1. This opinion relates only to English law as at the date of this opinion and to matters governed by English law (whether or not the English courts would apply English law to the matter in question) and is based on the following assumptions:

1.1 that all signatures on documents examined by us are genuine, that all documents examined by us as copies are complete and conform to the originals, and that the originals of such documents are authentic;

1.2 that the statutory books are accurate and up to date with the information which is recorded therein and that any resolutions passed by EU Energy plc ("the Company") have conformed with the Company's memorandum of association and articles of the company and where necessary been quorate.

2. Reference to "Closing" used within this opinion shall have the same meaning as set out in the Share Exchange Agreement made between the shareholders of the Company and Composite Technology Corporation and dated 2 June 2006 ("the Agreement").

3. The Company is a corporation duly incorporated, and validly existing under the laws of England and Wales, and has the requisite corporate power and authority to conduct its business as and to the extent now conducted and to own, use and lease its assets and properties.

4. Immediately prior to the Closing, the authorized share capital stock of the Company consists solely of 100,000,000 ordinary shares of par value (pound)0.01 per share ("Company Common Stock"). There are 26,113,110 shares of Company Common Stock issued. The Extraordinary General Meeting seeking approval of the Company's shareholders (as referred to under Article VII of the Agreement) was properly convened in compliance with English law.

5. Other than as set forth in the Share Exchange Agreement (including the Company's Disclosure Schedule attached thereto and the Due Diligence Documents as defined therein) to our knowledge, the Company does not, as of the date hereof, have outstanding any subscriptions, options, warrants, rights (including "phantom" stock rights), preemptive rights or other contracts, commitments, understandings, plans or arrangements, including any right of conversion or exchange under any outstanding security, instrument or agreement, obligating the Company to issue or sell any shares of capital stock of the Company or to grant, extend or enter into any option with respect thereto.

6. Other than as set forth in the Share Exchange Agreement (including the Company's Disclosure Schedule attached thereto and the Due Diligence Documents as defined therein), to our knowledge there are no actions, suits, arbitrations, investigations or proceedings pending or overtly threatened against the Company or any of its assets and properties. To our knowledge, the Company is not subject to any order, writ, judgment, decree or injunction.


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Exhibit "C": Share Exchange Agreement - CTC                              Page 55
& Shareholders of EU Energy plc

7. Each Major Shareholder has the requisite power and authority, corporate or otherwise, to enter into the Share Exchange Agreement and the Ancillary Agreements, if any, to which it is a party (the "Transaction Documents"), to perform its obligations thereunder and to consummate the transactions contemplated thereby. The execution, delivery and performance of the Transaction Documents by each Major Shareholder, and the consummation by the Major Shareholder of the transactions contemplated thereby, have been duly and validly approved by the requisite governing bodies of each Major Shareholder, such as the board of directors of the Seller and by the shareholders of the Seller, as appropriate. Each of the Transaction Documents has been duly and
         validly   executed  and  delivered  by  each  Major   Shareholder   and
         constitutes the legal, valid and binding obligations of such Major Shareholder enforceable against the Seller in accordance with its terms; provided, however, that the validity, binding nature and enforceability of such Seller's obligations under the Transaction Documents may be subject to or limited by (i) bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent transfer and other similar laws affecting the rights of creditors generally; (ii) general principles of equity (whether relief is sought in a proceeding at law or in equity), including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, and the discretion of any court of competent jurisdiction in awarding specific performance or injunctive relief and other equitable remedies; and (iii), without limiting the generality of the foregoing, the effect of California court decisions and statutes which indicate that provisions of the Transaction Documents which permit Composite Technology Corporation ("Buyer") or any other person or entity ("Person") to take action or make determinations may be subject to a requirement that such action be taken or such determinations be made on a reasonable basis in good faith or that it be shown that such action is reasonably necessary for the protection of Buyer or such other Person.


--------------------------------------------------------------------------------
Exhibit "C": Share Exchange Agreement - CTC                              Page 56
& Shareholders of EU Energy plc

                                    EXHIBIT D

                          FORM OF CONSULTANCY AGREEMENT










--------------------------------------------------------------------------------
Exhibit "D": Share Exchange Agreement - CTC                              Page 57
& Shareholders of EU Energy plc

                         EXECUTIVE EMPLOYMENT AGREEMENT


This Executive Employment Agreement (the "Agreement") is made and entered into as of June ___, 2006, by and between Composite Technology Corporation, a Nevada corporation (the "Company"), and Michael Porter ("Executive"). In consideration of the mutual covenants and conditions contained herein, the parties, intending to be legally bound and acknowledging that this Agreement shall supplant, supersede and cause to terminate the Services Agreement between EU Energy plc (a wholly owned subsidiary of the Company as of the effective date of this Agreement) and Executive dated December 13, 2004 and the Contract for Services between EU Energy plc and Laikadog Holdings Limited (an entity owned and controlled by Executive), agree as follows:



                                    ARTICLE 1
                                   EMPLOYMENT

         1.1 Employment. The Company hereby employs Executive, and Executive hereby accepts employment with the Company, upon the terms and subject to the conditions hereinafter set forth, to hold the office of President of Composite Technology Corporation. Executive shall do and perform, and shall have the authority to do and perform, all services, acts and other things necessary to perform such tasks as may be assigned to Executive by the Company. Executive shall adhere to the Company's policies, ethical practices and standards of care and competence. Executive shall devote his full business time and attention and best effort to the affairs of the Company, and Executive shall not engage in any other business duties or pursuits, or directly or indirectly render any services of a business, commercial or professional nature to any other entity or person, whether for compensation or otherwise, without the prior written consent of the Company; provided, however, that Executive may participate in charitable and other civic functions so long as such other activities do not adversely affect Executive's ability to perform his responsibilities hereunder.

         1.2 Term. This Agreement shall be effective as of the date of the closing of the acquisition of EU Energy plc (anticipated to be July 3, 2006), and shall, unless otherwise terminated as provided herein, terminate on July 2, (the "Initial Term"). The Initial Term shall be extended automatically for an additional one year period on each July 2, commencing July 2, unless the Company provides notice to the contrary (the "Non-Renewal Notice") at least thirty (30) days prior to the expiration of the Initial Term or any such one year period (the period from the effective date of this Agreement until the termination of this Agreement is referred to as the "Term").


                                    ARTICLE 2
                            COMPENSATION AND BENEFITS


--------------------------------------------------------------------------------
Exhibit "D": Share Exchange Agreement - CTC                              Page 58
& Shareholders of EU Energy plc

         2.1 Base Salary. During the Term, the Company shall pay to Executive a base salary of $400,000 per year (the "Base Salary"), payable in equal semimonthly installments, or at such other time or times as the Company generally pays employees. The Company shall review the Base Salary at least annually during the first quarter of each calendar year and may increase the Base Salary in its sole discretion.

         2.2 Annual Bonus. During the Term, Executive shall be eligible to earn an annual bonus, based upon the achievement, as determined by the Company in its sole discretion. Any such discretionary bonus shall be paid no later than the end of the first quarter of the calendar year following each year of the Term and shall be payable to Executive only if Executive continues to be employed by the Company on the day any such annual bonus is actually paid.

         2.3 Benefits. During the Term, Executive and Executive's spouse shall be eligible to participate in and shall be covered by any and all medical, disability, life and other insurance plans, stock option incentive programs, 401K plans and other benefits generally available to other employees of the Company in similar employment positions, as such plans and benefits may change from time to time, on the same terms as such employees, subject to meeting any and all applicable eligibility requirements. Notwithstanding the foregoing, if the medical insurance benefits cannot be arranged for Michael and his wife by the Company , then the Company agrees to pay his medical expenses.

         2.4 Employment Taxes. All payments to Executive hereunder shall be made after deduction for any federal, state and local withholding and payroll taxes, all as determined under applicable law. The Company shall make all reports and similar filings required by law with respect to such payments, withholdings and taxes.

         2.5 Vacation. During the Term, Executive shall receive paid vacation annually in accordance with the Company's practices for executive officers, as in effect from time to time, but in any event not less than four weeks per calendar year.

                                    ARTICLE 3
                                   TERMINATION


         3.1 Termination for Cause. The Company shall have the right at any time, exercisable immediately with or without notice, to terminate this Agreement for "Cause." As used herein, "Cause" shall mean any of the following:
(i) Executive materially breaches any provision of this Agreement; (ii) Executive is indicted, convicted or pleads "no contest" to a felony, or any other conduct of a criminal nature (other than traffic violations); (iii) Executive engages in fraud, embezzlement or any other illegal or wrongful conduct materially detrimental to the Company or the Company's reputation, regardless of whether such conduct is designed to defraud the Company or others;
(iv) Executive takes action (or fails to take action) that Executive knew or should have reasonably known was likely to materially damage the Company; (v) Executive is grossly negligent in the performance of, or willfully disregards, Executive's obligations hereunder; (vi) Executive intentionally imparts material Proprietary Information to competitors or other third parties other than in the course of carrying out Executive's duties hereunder; or (vii) Executive refuses to obey the reasonable and lawful orders of the Chief Executive Officer or Board of Directors of the Company. Upon termination for Cause, Executive shall be entitled to receive (1) the Base Salary then in effect and the benefits set forth in Section 2.3 through the effective date of such termination and (2) no other payments or compensation of any kind, except to the extent required by law. The Company's exercise of its right to terminate Executive for Cause shall be without prejudice to any other remedy to which the Company may be entitled at law, in equity or under this Agreement.


--------------------------------------------------------------------------------
Exhibit "D": Share Exchange Agreement - CTC                              Page 59
& Shareholders of EU Energy plc

         3.2 Resignation. Executive shall have the right at any time, exercisable upon 60 days notice, to resign and terminate the Agreement for any reason or no reason. Upon Executive's termination of this Agreement pursuant to this Section 3.2, Executive shall be entitled to receive (i) the Base Salary then in effect and the benefits set forth in Section 2.3 through the effective date or such resignation and (ii) no other payments or compensation of any kind, except to the extent required by law.

         3.3 Termination Due to Death or Disability. This Agreement shall automatically terminate upon the death of Executive. In addition, the Company shall have the right, exercisable upon ten (10) days notice, to terminate the Agreement if Executive is unable to perform Executive's duties hereunder by reason of any mental or physical disability or incapacity for a period of 90 consecutive days. Upon termination due to death or disability pursuant to this
Section 3.3, Executive (or Executive's estate, as the case may be) shall be entitled to receive (i) the Base Salary then in effect and the benefits set forth in Section 2.3 through the effective date of such termination and (ii) no other payments or compensation of any kind, except to the extent required by law.

         3.4 Termination Without Cause or Non-Renewal by the Company . The Company shall have the right at any time and without any prior notice to terminate this Agreement for any reason other than as set forth in Sections 3.1 or 3.3, or for no reason. Upon the Company's termination of this Agreement pursuant to this Section 3.4, Executive shall be entitled to receive (i) the Base Salary then in effect and the benefits set forth in Section 2.3 through the effective date of such termination, (ii) as severance pay or liquidated damages or both, payments at the Base Salary rate then in effect in equal semimonthly installments (or at such other time or times as the Company generally pays employees), for a period of six months following the effective date of such termination and (iii) no other payments or compensation of any kind except to the extent required by law.

         3.5 Continuation of Health Insurance Benefits. Upon the termination of this Agreement for any reason other than due to Executive's death, Executive shall be eligible to continue the health insurance benefits provided to Executive immediately prior to such termination for the period of time and subject to the terms and conditions required under the Consolidated Omnibus Budget Reconciliation Act of 1985 or as otherwise required by law.


                                    ARTICLE 4
                               CERTAIN AGREEMENTS


--------------------------------------------------------------------------------
Exhibit "D": Share Exchange Agreement - CTC                              Page 60
& Shareholders of EU Energy plc

         4.1 Confidentiality. Executive acknowledges that the Company and its present or future subsidiaries or affiliates, including, but not limited to EU Energy plc, (which, collectively with the Company, are referred to herein as the "Company") owns and will own and has developed and will develop proprietary information concerning its business and its customers and clients which derives value by not being generally known to the Company's competitors or others. Such information (the "Proprietary Information") includes, among other things, trade secrets, financial information, prices, costs, product plans, customer lists, marketing plans, systems, manuals, training materials, forecasts, inventions, improvements, ideas, business strategies, formulas, product ideas, computer programs and software, software designs and documentation, source codes, object codes, data and data bases, algorithms, techniques, schematics, compensation information, clinical trial information, know-how and other intellectual property. Executive shall, at all times, both during the Term and thereafter, keep all Proprietary Information in confidence and trust and will not use or disclose any Proprietary Information or anything relating to it without the prior written consent of the Company, except as may be necessary in the ordinary course of performing Executive's duties for the Company.

         4.2 The Company's Property. Executive recognizes that all Proprietary Information, however stored or memorialized, and all identification cards, keys, access codes, marketing materials, samples, tape recordings, notes, tools, documents, records, apparatus and other equipment or property which the Company provides to or makes available to Executive are the sole property of the Company. Executive shall use such property solely for the benefit of the Company and for no other purpose. Upon the termination of this Agreement, Executive shall (i) refrain from taking any such property from the Company's premises,
(ii) immediately return to the Company any such property in Executive's possession or control (including any and all copies thereof) and (iii) certify in writing that Executive has complied with this Section 4.2.

         4.3 Assignment of Inventions to the Company. Executive shall promptly disclose to the Company all improvements, inventions, formulas, ideas, works of authorship, processes, computer programs and software, software designs and documentation, algorithms, techniques, schematics, know-how and trade secrets, whether or not patentable, made or conceived or reduced to practice or developed by Executive, either alone or jointly with others, during Executive's employment with the Company (collectively "Inventions"). All Inventions, and all patents, copyrights, trade secret rights and other intellectual property rights related thereto (including any extensions, renewals, continuations or divisions of any of the foregoing), shall be the sole property of the Company to the maximum extent permitted by law and, to the extent permitted by law, shall be "works made for hire." Executive hereby assigns to the Company any rights Executive may have or may acquire in all Inventions and agrees to perform, both during the Term and thereafter, all acts necessary or desirable by the Company to permit and assist the Company, at the Company's expense, in obtaining and enforcing patents, copyrights, trade secrets or other intellectual property rights with respect to such Inventions in any and all countries. Executive hereby irrevocably designates and appoints the Company and its duly authorized officers and agents as Executive's agents and attorneys-in-fact to act for and in Executive's name and stead, to execute and file any applications or related filings and do all other lawfully permitted acts to further the prosecution and issuance or patents, copyrights, trade secret rights or other intellectual property rights with respect to any Inventions with the same legal force and effect as if executed by Executive. The foregoing notwithstanding, the Company acknowledges and agrees that the Company will not own, and Executive is not obligated to disclose or assign to the Company, any of Executive's rights in any invention that Executive develops entirely on Executive's own time without using the Company's equipment, supplies, facilities, or Proprietary Information except for those inventions that either (i) relate either (a) at the time of conception or (b) at the time of reduction to practice to the Company's business or actual or demonstrably anticipated research or development of the Company, or (ii) result from any work performed by Executive for the Company.


--------------------------------------------------------------------------------
Exhibit "D": Share Exchange Agreement - CTC                              Page 61
& Shareholders of EU Energy plc

         4.4 Non-Solicitation of Employees and Others. During the Term and for two years thereafter, Executive shall not directly or indirectly (i) encourage, solicit, induce, or attempt to encourage, solicit or induce any employee, agent or representative of the Company to leave his/her employment with, terminate his/her relationship with or devote less of his/her time on behalf of the Company , or (ii) hire or attempt to hire any person who is an employee, agent or representative of the Company at such time or was an employee, agent or representative of the Company at any time within 180 days preceding such time.

         4.5 Non-Solicitation of Customers and Clients. During the Term and for two years thereafter, Executive shall not directly or indirectly on behalf of any person or entity competitive with the Company solicit, divert or attempt to solicit or divert any actual or identified prospective customer or client of the Company at the time of such solicitation, diversion or attempted solicitation or diversion or within one year preceding such time. Executive acknowledges and agrees that actual and identified prospective customers and clients of the Company constitute protectable trade secrets as defined and covered by the Uniform Trade Secrets Act (California Civil Code ss. 3426, et seq).

         4.6 Non-Interference. During the Term and for two years thereafter, Executive shall not directly or indirectly hire, engage, sell any work to, place orders with, or in any manner be associated with any supplier, contractor, subcontractor or other business relation of the Company during such period if such action by Executive would have a material adverse effect on the business, assets or financial condition of the Company, or materially interfere with the relationship between any such person or entity and the Company.

         4.7 Covenant Not to Compete during Employment. During the Term, Executive shall not directly or indirectly own, manage, finance, operate, join, control or participate in the ownership, management or operation of or be employed, provide services to or otherwise be connected in any manner with, any person or entity competitive with the Company.

         4.8 Competitor Defined. For the purposes of this Article 4, a person or entity shall be deemed to be competitive with the Company if such person or entity conducts, operates, carries out or otherwise engages in the development, production, marketing or servicing of (i) any service or product of, or similar to that of, the Company or (ii) any service or product which, or similar to that which, the Company is developing, producing, marketing or servicing or plans to develop, produce, market or service, provided that Executive was involved in any manner or gained any knowledge regarding such product or service in the course of Executive's employment with the Company.


--------------------------------------------------------------------------------
Exhibit "D": Share Exchange Agreement - CTC                              Page 62
& Shareholders of EU Energy plc

         4.9 Certain Representations of Executive. In connection with the provisions of Sections 4.4, 4.5, 4.6, 4.7 and 4.8, Executive represents that Executive's experience, capabilities and circumstances are such that such provisions will not prevent him from earning a livelihood. Executive further agrees that the limitations set forth in such sections are reasonable and properly required for the adequate protection of the current and future business of the Company.

         4.10 Injunctive Relief. Executive acknowledges and agrees that a remedy at law for any breach or threatened breach of the provision of this Article 4 would be inadequate and, therefore, agrees that the Company shall be entitled to injunctive relief in addition to any other available rights and remedies in case of any such breach or threatened breach; provided, however that nothing contained herein shall be construed as prohibiting the Company from pursuing any other rights and remedies available for any such breach or threatened breach.


                                    ARTICLE 5
                            MISCELLANEOUS PROVISIONS


         5.1 Severability. If any provision of this Agreement, or the application of such provision to any person or circumstance, shall be judicially declared to be invalid, unenforceable, void or voidable, such decision will not have the effect of invalidating, voiding or rendering voidable the remainder of this Agreement or affect the application of such provision to other persons or circumstances or in other jurisdictions, and the parties agree that the provision of this Agreement so held to be invalid, unenforceable, void or voidable will be deemed to have been stricken (except as set forth in the following sentence) and the remainder of this Agreement will have the same force and effect as if such provision had never been included. In the event that any provision of this Agreement, or the application of such provision to any person or circumstance, is judicially declared to be invalid, unenforceable, void or voidable by reason of being unreasonably broad in scope or by reason of extending for an unreasonably long period or time, then such provision or application shall be reduced and reformed by such court to a scope or time period which such court shall deem reasonable.

         5.2 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit or and be binding upon the respective successors and permitted assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

         5.3 Notices. Any notice under this Agreement shall be in writing and shall be deemed to have been duly given (i) on the date of personal service,
(ii) on the third business day after mailing, if the document is mailed by registered mail, (iii) one day after being sent by professional or overnight courier or messenger service guaranteeing one-day delivery, with receipt confirmed by the courier, or (iv) on the date of transmission if sent by telecopy or other means of electronic transmission, with receipt confirmed. Any such notice shall be delivered or addressed to the address set forth below such party's signature to this Agreement or at the most recent address specified by the addressee through written notice under this provision. Failure to conform to the requirements of this Section shall not defeat the effectiveness of notice actually received by the addressee. Notices shall be delivered as follows:


--------------------------------------------------------------------------------
Exhibit "D": Share Exchange Agreement - CTC                              Page 63
& Shareholders of EU Energy plc

                  If to the Company:        Composite Technology Corporation
                                            2026 McGaw Avenue
                                            Irvine, CA 92614
                                            Attn: Benton Wilcoxon, CEO

                  If to Executive:          Michael Porter
                                            Westbury House
                                            Windsor, Ovens
                                            County Cork
                                            Ireland

or to such other address as a party shall have specified most recently by like Notice.

         5.4 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California without giving effect to the conflicts of law provisions thereof.

         5.5 Entire Agreement and Amendment. This Agreement, including any exhibits attached hereto: (1) is the final, complete and exclusive statement of the agreement of the parties with respect to the subject matter hereof; (2) supersedes any prior or contemporaneous agreements, promises, assurances, guarantees, representations, understandings, conduct, proposals, conditions, commitments, acts, course of dealing, warranties, interpretations or terms of any kind, oral or written, including but not limited to, the Services Agreement between EU Energy plc (which Executive and the Company acknowledge is a wholly owned subsidiary of the Company as of the effective date of this Agreement) and Executive dated December 13, 2004 and the Contract for Services between EU Energy plc and Laikadog Holdings Limited (which Executive represents, warrants and acknowledges he is the controlling shareholder) (collectively and severally, the "Prior Agreements"), and that any such Prior Agreements are of no force or effect except as expressly set forth herein other than the Share Exchange Agreement by and among the Company and the shareholders of EU Energy plc dated June 2, 2006 which shall remain in effect, and (3) may not be varied, supplemented or contradicted by evidence of Prior Agreements, or by evidence of subsequent oral agreements. Executive's obligations under this Agreement may be amended, supplemented, modified and/or rescinded only through an express written instrument executed by the Chief Executive Officer of the Company. The Company's obligations under this Agreement may be amended, supplemented, modified and/or rescinded only through an express written instrument executed by the Executive.

         5.6 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute a single agreement.


--------------------------------------------------------------------------------
Exhibit "D": Share Exchange Agreement - CTC                              Page 64
& Shareholders of EU Energy plc

         5.7 Arbitration. To the fullest extent allowed by law, any controversy or claim arising out of or relating to this Agreement, Executive's employment with the Company, or termination of the Agreement or such employment, shall be settled by binding and non-appealable arbitration by a single arbitrator in the County of Orange in the State of California. Possible disputes covered by the foregoing, include, but are not limited to, wage, contract, discrimination, or other employment-related claims under laws known as Title VII of the Civil Rights Act, Americans with Disabilities Act, Age Discrimination in Employment Act, and any other federal, state or local statutes, rules or regulations relating to an employee's relationship with his/her employer. However, claims for workers' compensation benefits and unemployment insurance are not covered by this arbitration provision and such claims may be presented to the appropriate court or state agency. If there is a controversy or claim, Executive and the Company shall initially confer and attempt to agree on the individual to be appointed as the arbitrator. If no agreement is reached, the parties shall request from the Judicial Arbitration and Mediation Services ("JAMS") office in Orange, California, a list of five retired judges affiliated with JAMS. Executive and the Company shall each alternately strike names from such list until only one name remains and such person shall thereby be selected as the arbitrator. The arbitration shall be conducted in conformity with the applicable California arbitration laws and, to the extent that anything in this Agreement conflicts with such laws, the provisions of such laws shall govern. The arbitrator shall (i) allow the discovery authorized by such laws in arbitration proceedings (ii) issue a written award that sets forth the essential findings and conclusions on which the award is based, and (iii) have the authority to award any relief authorized by law in connection with the asserted claims or disputes. The arbitrator's award shall be subject to correction, confirmation, or vacation, as provided by the applicable law setting forth the standard of judicial review of arbitration awards. Any final decision of the arbitrator may be enforced by a court of competent jurisdiction. The Company agrees to pay for
(1) the arbitrator's fee (2) any other expense or cost that the Executive would not be required to bear if Executive were free to bring the dispute or claim in court, and (3) any other expense or cost that is unique to arbitration. If either party is determined by the arbitrator to be the prevailing party in the arbitration, then that party will be entitled to reimbursement from the other party of all the reasonable fees (including attorneys' fees) and expenses incurred in connection with such arbitration. The parties intend that this
Section 5.7 shall be valid, binding, enforceable and irrevocable. Executive acknowledges that Executive is waiving Executive's right to a jury trial and agrees that the decision of the arbitrator shall be final and binding.

         5.8  Survival.  It is  understood  and agreed  that the  provisions  of
Article 4 and this Article 5 shall survive the expiration of this Agreement.

         5.9 Preparation of Agreement. It is acknowledged by each party that such party either had separate and independent advice of counsel or the opportunity to avail itself or himself of same. In light of these facts it is acknowledged that no party shall be construed to be solely responsible for the drafting hereof, and therefore any ambiguity shall not be construed against any party as the alleged draftsman of this Agreement.

         5.10 Cooperation. Each party agrees, without further consideration, to cooperate and diligently perform any further acts, deeds and things and to execute and deliver any documents that may from time to time be reasonably necessary or otherwise reasonably required to consummate, evidence, confirm and/or carry out the intent and provisions of this Agreement, all without undue delay or expense.


--------------------------------------------------------------------------------
Exhibit "D": Share Exchange Agreement - CTC                              Page 65
& Shareholders of EU Energy plc

         5.11 Waiver. No breach of any agreement or provision herein contained, or of any obligation under this Agreement, may be waived, nor shall any extension of time for performance of any obligations or acts be deemed an extension of time for performance of any other obligations or acts contained herein, except by written instrument signed by the party to be charged or as otherwise expressly authorized herein. No waiver of any breach of any agreement or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof, or a waiver or relinquishment of any other agreement or provision or right or power herein contained.

         5.12 Headings; References; Incorporation; Gender. The headings used in this Agreement are for convenience and reference purposes only, and shall not be used in construing or interpreting the scope or intent of this Agreement or any provision hereof. References to this Agreement shall include all amendments or renewals thereof. Any exhibit referenced in this Agreement shall be construed to be incorporated in this Agreement. As used in this Agreement, each gender shall be deemed to include the other gender, including neutral genders or genders appropriate for entities, if applicable, and the singular shall be deemed to include the plural, and vice versa, as the context requires.

         5.13 Execution by All Parties Required to be Binding; Electronically Transmitted Documents. This Agreement shall not be construed to be an offer and shall have no force and effect until this Agreement is fully executed by all parties hereto. If a copy or counterpart of this Agreement is originally executed and such copy or counterpart is thereafter transmitted electronically by facsimile or similar device, such facsimile document shall for all purposes be treated as if manually signed by the party whose facsimile signature appears.

          IN WITNESS WHEREOF, the parties have executed this Agreement.

                                    Company:
                                    Composite Technology Corporation



                                    By:
                                       ------------------------------------
                                       Benton H Wilcoxon, CEO and Chairman

                                    Executive:


                                    ---------------------------------------
                                    Michael Porter

--------------------------------------------------------------------------------
Exhibit "D": Share Exchange Agreement - CTC                              Page 66
& Shareholders of EU Energy plc

                                   SCHEDULE A


                            SHAREHOLDERS OF EU ENERGY

------------------------------------------- --------------------------------------------------- ---------------------
Name                                        Address                                             Number of Shares
------------------------------------------- --------------------------------------------------- ---------------------
A.C. Directors, Ltd. * 0
------------------------------------------- --------------------------------------------------- ---------------------
A.C. Secretaries Limited * 0
------------------------------------------- --------------------------------------------------- ---------------------
Michele Allahiary                           *                                                                 47,619
------------------------------------------- --------------------------------------------------- ---------------------
Alternative Products Limited                *                                                                100,000
------------------------------------------- --------------------------------------------------- ---------------------
Elio Auletta                                *                                                                238,096
------------------------------------------- --------------------------------------------------- ---------------------
Marcello Auletta                            *                                                                238,096
------------------------------------------- --------------------------------------------------- ---------------------
Batt, Wayne & Susan                         *                                                                 10,000
------------------------------------------- --------------------------------------------------- ---------------------
Stephen Francis Bircher                     *                                                              7,718,503
------------------------------------------- --------------------------------------------------- ---------------------
Blossomville Ventures Corporation           *                                                                 96,774
------------------------------------------- --------------------------------------------------- ---------------------
Hazel Chalkey                               *                                                                120,556
------------------------------------------- --------------------------------------------------- ---------------------
Ann Coletta                                 *                                                                 24,000
------------------------------------------- --------------------------------------------------- ---------------------
Colpro Holdings Limited                     *                                                              1,225,968
------------------------------------------- --------------------------------------------------- ---------------------
Les Cowel                                   *                                                                375,000
------------------------------------------- --------------------------------------------------- ---------------------
Timothy Dill-Russell                        *                                                                 24,000
------------------------------------------- --------------------------------------------------- ---------------------
Lisa Ferguson                               *                                                                 15,000
------------------------------------------- --------------------------------------------------- ---------------------
Jeanette Elisabeth Margaret Fickert         *                                                                 20,000
------------------------------------------- --------------------------------------------------- ---------------------
Vicki Michelle Fowler                       *                                                                 41,447
------------------------------------------- --------------------------------------------------- ---------------------
Garrick Enterprises Limited                 *                                                                 83,333
------------------------------------------- --------------------------------------------------- ---------------------
Rahul Hegde                                 *                                                                 48,000
------------------------------------------- --------------------------------------------------- ---------------------
Inge, David Stanley & Lynn Cecila           *                                                                 10,000
------------------------------------------- --------------------------------------------------- ---------------------
Stuart Jackson                              *                                                                 55,000
------------------------------------------- --------------------------------------------------- ---------------------
Baiju Jadav                                 *                                                                 24,000
------------------------------------------- --------------------------------------------------- ---------------------
Monik Jadav                                 *                                                                 12,000
------------------------------------------- --------------------------------------------------- ---------------------

[*] Confidential information has been omitted and separately filed with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.


--------------------------------------------------------------------------------
Schedule "A": Share Exchange Agreement - CTC                             Page 67
& Shareholders of EU Energy plc

------------------------------------------- --------------------------------------------------- ---------------------
James McDonald Holdings S.A.                *                                                                 10,000
------------------------------------------- --------------------------------------------------- ---------------------
Keeley Services Limited                     *                                                              2,500,000
------------------------------------------- --------------------------------------------------- ---------------------
Amanda Knight-Surie                         *                                                                 23,809
------------------------------------------- --------------------------------------------------- ---------------------
Nuria Koorehpaz                             *                                                                 24,000
------------------------------------------- --------------------------------------------------- ---------------------
Matthias Krebs                              *                                                                 35,000
------------------------------------------- --------------------------------------------------- ---------------------
Jorg Kubitza                                *                                                                 85,000
------------------------------------------- --------------------------------------------------- ---------------------
Kuldip Kudhail                              *                                                                 60,278
------------------------------------------- --------------------------------------------------- ---------------------
Laikadog Holdings Limited                   *                                                              2,327,754
------------------------------------------- --------------------------------------------------- ---------------------
Lee-Bolton, Richard James & Judy Elizabeth  *                                                                 50,000
------------------------------------------- --------------------------------------------------- ---------------------
Victor Lilly                                *                                                                 50,000
------------------------------------------- --------------------------------------------------- ---------------------
Andrew Lockhart                             *                                                                371,569
------------------------------------------- --------------------------------------------------- ---------------------
Valerie Mayo                                *                                                                107,143
------------------------------------------- --------------------------------------------------- ---------------------
James McGowan                               *                                                                 20,000
------------------------------------------- --------------------------------------------------- ---------------------
Miele-Tec Limited                           *                                                                 24,000
------------------------------------------- --------------------------------------------------- ---------------------
Kamran Naseem                               *                                                                 36,000
------------------------------------------- --------------------------------------------------- ---------------------
Nichols, Peter & Kathryn                    *                                                                 25,000
------------------------------------------- --------------------------------------------------- ---------------------
Jane Patricia Nolder                        *                                                                 23,810
------------------------------------------- --------------------------------------------------- ---------------------
Hugh Robert Parnell                         *                                                                100,000
------------------------------------------- --------------------------------------------------- ---------------------
John William Patching                       *                                                                 23,809
------------------------------------------- --------------------------------------------------- ---------------------
Layla Porter                                *                                                                 35,000
------------------------------------------- --------------------------------------------------- ---------------------
Michael Porter                              *                                                                      0
------------------------------------------- --------------------------------------------------- ---------------------
Alan Geoffrey Rainer                        *                                                              1,696,658
------------------------------------------- --------------------------------------------------- ---------------------
Hitesh Rathod                               *                                                                 12,000
------------------------------------------- --------------------------------------------------- ---------------------
Rayna Limited                               *                                                              3,000,000
------------------------------------------- --------------------------------------------------- ---------------------
Robert Anthony & Enid Rosemary Banbery      *                                                                 10,000
------------------------------------------- --------------------------------------------------- ---------------------
Chris Rodbourne                             *                                                                  7,601
------------------------------------------- --------------------------------------------------- ---------------------

[*] Confidential information has been omitted and separately filed with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.


--------------------------------------------------------------------------------
Schedule "A": Share Exchange Agreement - CTC                             Page 68
& Shareholders of EU Energy plc

------------------------------------------- --------------------------------------------------- ---------------------
David Rowden                                *                                                                362,653
------------------------------------------- --------------------------------------------------- ---------------------
Saeid Sadeghi                               *                                                                 60,000
------------------------------------------- --------------------------------------------------- ---------------------
Pradeep Sharma                              *                                                                207,504
------------------------------------------- --------------------------------------------------- ---------------------
Andrew Sharratt                             *                                                                  7,320
------------------------------------------- --------------------------------------------------- ---------------------
Stephen Cameron Smith                       *                                                                 30,000
------------------------------------------- --------------------------------------------------- ---------------------
Walter William Smith                        *                                                                 35,714
------------------------------------------- --------------------------------------------------- ---------------------
Michael Spencer                             *                                                                135,096
------------------------------------------- --------------------------------------------------- ---------------------
David John Still                            *                                                                 25,000
------------------------------------------- --------------------------------------------------- ---------------------
The Baron Homes Corporation Limited         *                                                                 25,000
------------------------------------------- --------------------------------------------------- ---------------------
Farzin Vakili                               *                                                                 24,000
------------------------------------------- --------------------------------------------------- ---------------------
Robert Vinsen                               *                                                                 20,000
------------------------------------------- --------------------------------------------------- ---------------------
Siegfried Vullriede                         *                                                                 35,000
------------------------------------------- --------------------------------------------------- ---------------------
Wellsford Management Limited                *                                                              3,750,000
------------------------------------------- --------------------------------------------------- ---------------------
Ian Zant-Boer                               *                                                                210,000
------------------------------------------- --------------------------------------------------- ---------------------
                                                                                                          26,113,110
                                                                                                ---------------------


[*] Confidential information has been omitted and separately filed with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.


--------------------------------------------------------------------------------
Schedule "A": Share Exchange Agreement - CTC                             Page 69
& Shareholders of EU Energy plc

                                   SCHEDULE B


             EUE SHAREHOLDERS EXECUTING THE SHARE EXCHANGE AGREEMENT

------------------------------------------- --------------------------------------------------- ---------------------
Name                                        Address                                             Number of Shares
------------------------------------------- --------------------------------------------------- ---------------------
A.C. Directors, Ltd.                        *
------------------------------------------- --------------------------------------------------- ---------------------
A.C. Secretaries Limited                    *
------------------------------------------- --------------------------------------------------- ---------------------
Michele Allahiary                           *                                                                 47,619
------------------------------------------- --------------------------------------------------- ---------------------
Alternative Products Limited                *                                                                100,000
------------------------------------------- --------------------------------------------------- ---------------------
Marcello Auletta                            *                                                                238,096
------------------------------------------- --------------------------------------------------- ---------------------
Stephen Francis Bircher                     *                                                              7,718,503
------------------------------------------- --------------------------------------------------- ---------------------
Hazel Chalkey                               *                                                                120,556
------------------------------------------- --------------------------------------------------- ---------------------
Ann Coletta                                 *                                                                 24,000
------------------------------------------- --------------------------------------------------- ---------------------
Colpro Holdings Limited                     *                                                              1,225,968
------------------------------------------- --------------------------------------------------- ---------------------
Les Cowel                                   *                                                                375,000
------------------------------------------- --------------------------------------------------- ---------------------
Lisa Ferguson                               *                                                                 15,000
------------------------------------------- --------------------------------------------------- ---------------------
Rahul Hegde                                 *                                                                 48,000
------------------------------------------- --------------------------------------------------- ---------------------
Inge, David Stanley & Lynn Cecila           *                                                                 10,000
------------------------------------------- --------------------------------------------------- ---------------------
Stuart Jackson                              *                                                                 55,000
------------------------------------------- --------------------------------------------------- ---------------------
Baiju Jadav                                 *                                                                 24,000
------------------------------------------- --------------------------------------------------- ---------------------
Monik Jadav                                 *                                                                 12,000
------------------------------------------- --------------------------------------------------- ---------------------
Keeley Services Limited                     *                                                              2,500,000
------------------------------------------- --------------------------------------------------- ---------------------
Matthias Krebs                              *                                                                 35,000
------------------------------------------- --------------------------------------------------- ---------------------
Jorg Kubitza                                *                                                                 85,000
------------------------------------------- --------------------------------------------------- ---------------------
Kuldip Kudhail                              *                                                                 60,278
------------------------------------------- --------------------------------------------------- ---------------------
Laikadog Holdings Limited                   *                                                              2,327,754
------------------------------------------- --------------------------------------------------- ---------------------
Victor Lilly                                *                                                                 50,000
------------------------------------------- --------------------------------------------------- ---------------------
Andrew Lockhart                             *                                                                371,569
------------------------------------------- --------------------------------------------------- ---------------------
Valerie Mayo                                *                                                                107,143
------------------------------------------- --------------------------------------------------- ---------------------

[*] Confidential information has been omitted and separately filed with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

--------------------------------------------------------------------------------
Schedule "B": Share Exchange Agreement - CTC                             Page 70
& Shareholders of EU Energy plc

------------------------------------------- --------------------------------------------------- ---------------------
James McGowan                               *                                                                 20,000
------------------------------------------- --------------------------------------------------- ---------------------
Miele-Tec Limited                           *                                                                 24,000
------------------------------------------- --------------------------------------------------- ---------------------
Kamran Naseem                               *                                                                 36,000
------------------------------------------- --------------------------------------------------- ---------------------
Nichols, Peter & Kathryn                    *                                                                 25,000
------------------------------------------- --------------------------------------------------- ---------------------
Hugh Robert Parnell                         *                                                                100,000
------------------------------------------- --------------------------------------------------- ---------------------
Layla Porter                                *                                                                 35,000
------------------------------------------- --------------------------------------------------- ---------------------
Michael Porter                              *                                                                      0
------------------------------------------- --------------------------------------------------- ---------------------
Alan Geoffrey Rainer                        *                                                              1,696,658
------------------------------------------- --------------------------------------------------- ---------------------
Rayna Limited                               *                                                              3,000,000
------------------------------------------- --------------------------------------------------- ---------------------
David Rowden                                *                                                                362,653
------------------------------------------- --------------------------------------------------- ---------------------
Saeid Sadeghi                               *                                                                 60,000
------------------------------------------- --------------------------------------------------- ---------------------
Pradeep Sharma                              *                                                                207,504
------------------------------------------- --------------------------------------------------- ---------------------
Stephen Cameron Smith                       *                                                                 30,000
------------------------------------------- --------------------------------------------------- ---------------------
Walter William Smith                        *                                                                 35,714
------------------------------------------- --------------------------------------------------- ---------------------
Michael Spencer                             *                                                                135,096
------------------------------------------- --------------------------------------------------- ---------------------
David John Still                            *                                                                 25,000
------------------------------------------- --------------------------------------------------- ---------------------
The Baron Homes Corporation Limited         *                                                                 25,000
------------------------------------------- --------------------------------------------------- ---------------------
Siegfried Vullriede                         *                                                                 35,000
------------------------------------------- --------------------------------------------------- ---------------------
Wellsford Management Limited                *                                                              3,750,000
------------------------------------------- --------------------------------------------------- ---------------------
Ian Zant-Boer                               *                                                                210,000

[*] Confidential information has been omitted and separately filed with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

--------------------------------------------------------------------------------
Schedule "B": Share Exchange Agreement - CTC                             Page 71
& Shareholders of EU Energy plc

                     LIST OF ADDITIONAL SCHEDULE DISCLOSURES


Schedule 3.2(e)   -- Resigning Officers and Directors

Schedule 5.2      -- Jurisdictions where EU Companies have permanent business establishments

Schedule 5.4      -- Equity Ownership Table for each EU Company (other than EU
                     Energy plc)

Schedule 5.5      -- List of Subsidiaries

Schedule 5.7      -- Related Party Transactions.

Schedule 5.8(b)   -- Real property leases

Schedule 5.9(a)   -- Equipment leases

Schedule 5.10     -- Permits

Schedule 5.11     -- Material Contracts

Schedule 5.12     -- Registered Intellectual Property (patents, trademarks, and copyrights)

Schedule 5.12(f)  -- Intellectual Property Contracts and Licenses

Schedule 5.12(i)  -- Required actions within 180 days of the Agreement signing

Schedule 5.15(a)  -- Audited Financial Statements for year ended March 31, 2006

Schedule 5.21     -- Warranty Claims asserted during the last three years

Schedule 5.22(a)  -- Employee Information

Schedule 5.23     -- Employee Benefit Plans (i.e., pension plans, etc.)

Schedule 5.24     -- Environmental Authorizations

Schedule 5.25     -- Customers, Suppliers

Schedule 5.26     -- Banks or financial institution used by any EUE Company

Schedule 5.27     -- Insurance Policies


--------------------------------------------------------------------------------
Other Schedules: Share Exchange Agreement - CTC                          Page 72
& Shareholders of EU Energy plc